                As filed with the Securities and Exchange Commission on 03/11/05

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08360
                                                     ---------

                             GUINNESS ATKINSON FUNDS
               (Exact name of registrant as specified in charter)

            21550 OXNARD STREET, SUITE 750, WOODLAND HILLS, CA 91367
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             JAMES J. ATKINSON, JR.
            21550 OXNARD STREET, SUITE 750, WOODLAND HILLS, CA 91367
            --------------------------------------------------------
                     (Name and address of agent for service)

                                 (800) 915-6566
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2004
                         -----------------

Date of reporting period: December 31, 2004
                          -----------------

ITEM 1. REPORT TO STOCKHOLDERS.

ANNUAL REPORT
DECEMBER 31, 2004

[GRAPHIC]

[GUINNESS ATKINSON FUNDS LOGO]

ANNUAL

-    ASIA FOCUS FUND
-    CHINA & HONG KONG FUND
-    GLOBAL INNOVATORS FUND
-    GLOBAL ENERGY FUND

GUINNESS ATKINSON FUNDS
ANNUAL REPORT

DECEMBER 31, 2004

TABLE OF CONTENTS

     3   President's Letter to Shareholders
     9   Asia Focus Fund
    17   China & Hong Kong Fund
    27   Global Innovators Fund
    37   Global Energy Fund
    48   Statements of Assets and Liabilities
    49   Statements of Operations
    50   Statements of Changes in Net Assets
    52   Financial Highlights
    56   Notes to Financial Statements
    71   Guinness Atkinson Funds Information

LETTER TO SHAREHOLDERS                                         FEBRUARY 15, 2005

Dear Guinness Atkinson Funds Shareholders,

It is with pleasure that we present to you this annual report for the Guinness Atkinson Funds for 2004. While 2004 was not as exciting as 2003, we are quite pleased to note that each of the Funds produced a double digit return for the year. Even the new Global Energy Fund, which launched June 30, 2004, got off to a strong start with a 22.00% return over its first six months. We are also pleased to note that the China & Hong Kong Fund celebrated its 10-year anniversary in June.

FUND PERFORMANCE

The table below provides average annualized returns for the periods ending December 31, 2004. The 2004 return is for one-year and the Global Energy Fund return is for six months and is the actual return not an annualized return.

                                                                                                         FROM
FUND (INCEPTION DATE)                                  2004      3 YEAR      5 YEAR      10 YEAR      INCEPTION
-----------------------------------------------------------------------------------------------------------------
Asia Focus
(April 29, 1996)                                      10.01%      19.18%       1.93%         N/A          -1.88%

China & Hong Kong
(June 30, 1994)                                       12.16%      17.34%       2.84%        7.65%          6.45%

Global Energy Fund
(June 30, 2004)                                         N/A         N/A         N/A          N/A          22.00%

Global Innovators Fund
(December 15, 1998)                                   10.89%       1.26%      -9.32%         N/A           2.40%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUNDS MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING www.gafunds.com.

THE ASIA FOCUS AND THE CHINA & HONG KONG FUNDS IMPOSE A 2% REDEMPTION FEE ON SHARES HELD LESS THAN 90 DAYS. THE GLOBAL ENERGY AND GLOBAL INNOVATORS FUNDS IMPOSE A 1% REDEMPTION FEE ON SHARES HELD LESS THAN 30 DAYS. Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

We are pleased to note that the China & Hong Kong Fund has received a Four-Star Overall Morningstar Rating(TM) (derived from a weighted average of the Fund's 3, 5 and 10-year risk adjusted returns) in the Pacific/Asia ex-Japan category through December 31, 2004. There are a total of 68 funds in the category.

THE BIG PICTURE

Each of the Guinness Atkinson Funds seek to capitalize on long term trends - perhaps mega-trends is a better phrase - that we believe present once in a generation investment opportunities.

The opportunity presented by China (as well as the rest of Asia) as the region transitions from emerging economy to economic superpower has been well chronicled in the news media. In fact, it seems that China receives so much coverage it sometimes seems that the story is already passe. The truth of the matter is that over one billion people in China - and over one-third of the world's population in Asia - are dramatically advancing their living standards. The power of this transition over such a large population is difficult to imagine, but the effects are increasingly being felt across the globe.

Dramatic technological, business and sociological change over the last 50 years has been both obvious and imperceptible. Obvious in the sense that we remember a world where nothing happened overnight; where there were fewer TV stations than family members; and, where not only did people not have mobile phones but some homes actually shared phone lines. Imperceptible in the sense that satellite TV, mobile camera phones and an exhaustive list of other products and services continue to permeate our lives one at a time. Success in the global economy requires a number of criteria, but not the least of which is innovation.

As to energy, we hold a view that focuses on the long-term: Oil is a finite resource, demand is rising and available supply is shrinking. We do not believe the world will run out of oil any time soon, although the end is in sight. The more immediate practical point is that global demand for oil is growing (not in small part due to increasing demand from China) and that available supply is limited. Long before we run out of oil the year over year production will begin to decline. Once the peak year is reached, declining output will be faced with increasing demand. While it may be some time before this peak production year is reached, it is clear that current demands are placing a strain on the world's ability to find and produce low cost energy. As energy prices rise, the usage of alternative sources of energy will increase.

As always, we are cognizant of the confidence you have placed in us and the Guinness Atkinson Funds. We will maintain our efforts to continue to earn that confidence and look forward to serving you in the future.

Sincerely,

/s/Timothy Guinness                  /s/James Atkinson
Timothy Guinness                     James Atkinson
Chairman & CIO                       President
Guinness Atkinson                    Guinness Atkinson Funds
Asset Management, LLC

IMPORTANT INFORMATION

(C)2005 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVES GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance

(including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in distribution percentages.) The China & Hong Kong Fund was rated against the following numbers of U.S.-domiciled Pacific/Asia ex-Japan funds over the following time periods: 68 funds in the last three years, 58 funds in the last five years, and 22 funds in the last 10 years. With respect to these Pacific/Asia ex-Japan funds, the China & Hong Kong Fund received a Morningstar Rating of 3 stars, 3 stars and 4 stars for the three-, five, and ten-year periods respectively.

GUINNESS ATKINSON FUNDS

EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees; and (2) ongoing costs, including advisory fees; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

PLEASE NOTE THAT THE EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT YOUR ONGOING COSTS ONLY AND DO NOT REFLECT ANY REDEMPTION FEES. THEREFORE, THE SECOND LINE FOR EACH FUND OF THE TABLE IS USEFUL IN COMPARING ONGOING COSTS ONLY, AND WILL NOT HELP YOU DETERMINE THE RELATIVE TOTAL COSTS OF OWNING

GUINNESS ATKINSON FUNDS

DIFFERENT FUNDS. IN ADDITION, IF THESE REDEMPTION FEES WERE INCLUDED, YOUR COSTS WOULD HAVE BEEN HIGHER.

                                       BEGINNING        ENDING       EXPENSES PAID      EXPENSE RATIO
                                        ACCOUNT         ACCOUNT      DURING PERIOD*     DURING PERIOD*
                                         VALUE           VALUE        (07/01/04 TO       (07/01/04 TO
                                      (07/01/04)      (12/31/04)        12/31/04)          12/31/04)
------------------------------------------------------------------------------------------------------
Guinness Atkinson Asia
 Focus Fund Actual                    $   1,000.00   $   1,176.80     $      11.44           1.98%+

Guinness Atkinson Asia
 Focus Fund Hypothetical
 (5% return before expenses)          $   1,000.00   $   1,015.79     $      10.58           1.98%+

Guinness Atkinson China &
 Hong Kong Fund Actual                $   1,000.00   $   1,168.90     $       9.38           1.72%

Guinness Atkinson China &
 Hong Kong Fund Hypothetical
 (5% return before expenses)          $   1,000.00   $   1,016.94     $       8.72           1.72%

Guinness Atkinson Global
 Innovators Fund Actual               $   1,000.00   $   1,076.30     $       9.13           1.75%

Guinness Atkinson Global
 Innovators Fund Hypothetical
 (5% return before expenses)          $   1,000.00   $   1,016.99     $       8.87           1.75%

Guinness Atkinson Global
 Energy Fund Actual                   $   1,000.00   $   1,220.00     $       8.09           1.45%+

Guinness Atkinson Global
 Energy Fund Hypothetical
 (5% return before expenses)          $   1,000.00   $   1,017.85     $       7.35           1.45%+

*EXPENSES ARE EQUAL TO THE FUNDS' ANNUALIZED EXPENSE RATIO AS INDICATED, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN MOST RECENT FISCAL HALF-YEAR PERIOD (184), THEN DIVIDED BY THE NUMBER OF DAYS IN THE FISCAL YEAR (366) (TO REFLECT THE ONE-HALF YEAR PERIOD). +NET OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IF THOSE FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS HAD NOT BEEN IN EFFECT, THE FUND'S ACTUAL EXPENSES WOULD HAVE BEEN HIGHER.

ASIA FOCUS FUND FOR THE PERIOD ENDED DECEMBER 31, 20041.

1. PERFORMANCE

AVERAGE ANNUALIZED TOTAL RETURNS

                                                                                                                   SINCE
                                                  6 MONTHS         1 YEAR         3 YEARS          5 YEARS      INCEPTION
                                                  (ACTUAL)        (ACTUAL)                                      (04/29/96)
--------------------------------------------------------------------------------------------------------------------------
Fund                                                 17.68%          10.01%         19.18%            1.93%         -1.88%

BENCHMARK INDEX:

MSCI AC Far East Free Ex Japan                       18.85%          17.60%         15.65%           -0.84%         -2.38%

S&P 500                                               7.18%          10.87%          3.58%           -2.30%           9.08%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUNDS MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING www.gafunds.com.

THE FUND IMPOSES A 2% REDEMPTION FEE ON SHARES HELD LESS THAN 90 DAYS. Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

The Asia Focus Fund performed better in the second half of the year than in the first and generated a total return for the year of 10.01%. The main drag on performance in the first half of the year was the weakness in China-related shares. Investors took fright at news of government efforts to slow the rate of investment in China fearing this would lead to crash similar to those seen in the late 1980s and again in 1995/6. However, this did not materialize as export manufacturing and consumer spending continued, unaffected by government restraints, as was the intention. China shares recovered in the course of the second half.

Korea too made slow progress in 2004 with the market up 10%, lagging the overall index, as strong export growth failed to lift the domestic economy in the way it has done in the past. Reasons for this include the hangover from breakneck private borrowing and spending in 2001-3 as well as a shift in production by Korean companies over to China. In south-east Asia Indonesia, Malaysia and Singapore performed well with the latter two offering a more defensive profile than their northern neighbors. Thailand's stock market had a weak year following the strong run in 2003 as economic growth and earnings' revisions slowed. Nevertheless, putting this into some perspective Thailand's economy still managed to grow 5.9% and earnings grew by 20%. The problem therefore, was one of digesting gains rather than fundamental weakness.

The year ended on a particularly sad note with the earthquake off the coast of Indonesia and the devastation wrought by the tsunami that hit the coasts of Indonesia, Thailand, India, Sri Lanka, a host of islands and caused damage as far away as East Africa. Aid has poured into the affected regions and reconstruction is already underway but the effects will linger for many years.

At the time of writing, 2005 has opened well with some solid market gains, particularly in Thailand and in China, Korea and in Taiwan. Asian currencies continue to strengthen against the Dollar. Macro-economic conditions are benign with low inflation, little upward pressure on interest rates, low debt levels and high liquidity in the region's banks.

2. PORTFOLIO POSITION

The portfolio remains positioned similarly to how it was at the mid-year point. The Fund has the bulk of its investments in China, Hong Kong, Korea, Taiwan and Thailand. The Fund has increased exposure to Singapore and Korea and reduced somewhat exposure to Taiwan and Thailand. The Fund is well diversified across a dozen sectors with the bulk of assets in the consumer, energy, industrial, materials and technology sectors. We remain focused on Asia's growth story which is presently being driven by exports but will increasingly become a consumer story. We are concentrating on those stocks that have generated improving returns on investment, are growing their earnings and offer value. Markets have settled after the volatility in the first half of 2004 and the companies themselves are continuing to report solid results.

3. OUTLOOK & STRATEGY

In the course of 2005 we expect the macroeconomic environment to remain steady. Asian economies are set for a slower year in 2005 but that still means growth of over 6% compared to 7.5% in 2004. There are unlikely to be any major economic policy changes; with low inflation, substantial liquidity and undervalued currencies there is little pressure on Central Banks to move interest rates aggressively. Earnings' expectations for Asia in 2005 are modest at present while opinion is still divided on the gravity and effects of slower economic growth in the US and China. However, signs are that the global economic cycle in close to a trough, that China's growth will continue to be stronger than expected and energy prices look to be less volatile in coming months.

Further ahead we are expecting to see a recovery story in the region's domestic economies. From 2006 onward it seems likely that, assuming export growth continues even below a 10% rate, Asian companies are going to have to increase their levels of investment. A rising investment to the Gross Domestic Product ratio should spark broader domestic economic recovery.

Growth in Asia is likely to be close to 6% in 2005 (4% if we include Japan) and stocks are trading on an undemanding Price to Earnings multiple of 11.5 times estimated earnings. This compares with the US on over 16 times and Europe of
13.5 times with significantly lower growth. In short, we believe the Fund is fundamentally well positioned to outperform once investors' nerves settle and the outlook becomes a little clearer.


/s/Edmund Harriss
Edmund Harriss
Portfolio Manager

The MSCI AC Far East Free Ex Japan Index is a market-capitalization weighted index of over 450 stocks traded in eight Asian markets, excluding Japan. The Standard & Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

THE FUND INVESTS IN FOREIGN SECURITIES WHICH INVOLVES GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS.

Price to earnings is calculated by dividing the current price of the stock by the company's months' earnings per share.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings are subject to change at any time are not recommendations to buy or sell any security.

FUND HIGHLIGHTS AT DECEMBER 31, 2004
GUINNESS ATKINSON ASIA FOCUS FUND

# of Holdings in Portfolio:                           47
Portfolio Turnover:                                 32.4%
% of Stocks in Top 10:                              43.3%

FUND MANAGERS:

Edmund Harriss;
Timothy W.N. Guinness

TOP 10 HOLDINGS (% OF NET ASSETS)

Samsung Electronics                                  8.0%
Esprit Holdings, Ltd.                                5.1%
Techtronic Industries Co.                            5.1%
POSCO                                                4.5%
Yanzhou Coal Mining Co., Ltd.                        4.3%
Taiwan Semiconductor
  Manufacturing Co., Ltd.                            3.9%
China Steel Corp.                                    3.8%
Hyundai Mobis                                        3.2%
Neptune Orient Lines, Ltd.                           2.9%
Advanced Info Service PCL                            2.5%

ASSET ALLOCATION (% OF NET ASSETS)

China Plays                                         19.5%
H Shares                                            23.7%
Red Chips                                           18.3%
Hong Kong                                           35.9%

SECTOR BREAKDOWN (% OF INVESTMENTS)

Iron/Steel                                          10.2%
Electrical Components &
 Equipment                                           9.3%
Oil & Gas                                            8.2%
Banks                                                7.5%
Distribution/Wholesale                               6.8%
Agriculture                                          6.2%
Telecommunications                                   5.9%
Hand/Machine Tools                                   5.2%
Semiconductors                                       5.1%
Chemicals                                            4.4%
Coal                                                 4.7%
Transportation                                       3.9%
Auto Parts & Equipment                               3.2%
Computers                                            2.8%
Electronics                                          2.4%
Building Materials                                   2.3%
Textiles                                             2.1%
Engineering & Construction                           2.0%
Miscellaneous Manufacturer                           1.8%
Electric                                             1.6%
Biotechnology                                        1.5%
Real Estate                                          1.0%
Machinery-Diversified                                1.0%
Home Furnishings                                     0.9%

[CHART]

Growth of $10,000

                                                      MSCI
                                                AC FAR EAST FREE
                           ASIA FOCUS FUND       EX-JAPAN INDEX
   4/29/96                  $     10,000           $     10,000
   6/30/96                  $     10,461           $      9,975
   9/30/96                  $     10,397           $      9,832
  12/31/96                  $     11,308           $     10,134
   3/31/97                  $     12,046           $      9,756
   6/30/97                  $     13,406           $     10,256
   9/30/97                  $     12,503           $      8,346
  12/31/97                  $      7,892           $      5,644
   3/31/98                  $      7,684           $      6,199
   6/30/98                  $      5,005           $      4,188
   9/30/98                  $      4,530           $      3,814
  12/31/98                  $      5,415           $      5,372
   3/31/99                  $      4,916           $      5,678
   6/30/99                  $      6,911           $      7,833
   9/30/99                  $      6,517           $      7,043
  12/31/99                  $      7,712           $      8,708
 3/31/2000                  $      8,069           $      8,456
 6/30/2000                  $      6,358           $      7,476
 9/30/2000                  $      5,506           $      6,296
12/31/2000                  $      4,184           $      5,504
 3/31/2001                  $      4,566           $      5,312
 6/30/2001                  $      4,753           $      5,180
 9/30/2001                  $      3,658           $      4,131
12/31/2001                  $      5,012           $      5,389
 3/31/2002                  $      5,823           $      6,037
 6/30/2002                  $      5,466           $      5,683
 9/30/2002                  $      4,704           $      4,746
12/31/2002                  $      4,704           $      4,892
 3/31/2003                  $      4,501           $      4,517
 6/30/2003                  $      5,515           $      5,385
 9/30/2003                  $      6,407           $      6,307
12/31/2003                  $      7,713           $      7,091
 3/31/2004                  $      8,118           $      7,700
 6/30/2004                  $      7,210           $      7,016
 9/30/2004                  $      7,737           $      7,443
12/31/2004                  $      8,485           $      8,339

                           AVERAGE ANNUAL TOTAL RETURN
                         PERIODS ENDED DECEMBER 31, 2004

                                                     SINCE INCEPTION
                    ONE YEAR         FIVE YEARS         (04/29/96)
                    --------         ----------      ---------------
                     10.01%             1.93%             -1.88%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUNDS MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. THE FUND IMPOSES A 2% REDEMPTION FEE ON SHARES HELD LESS THAN 90 DAYS.

The MSCI AC Far East Free Ex Japan Index is a market capitalization weighted index of over 450 stocks traded in eight Asian markets, excluding Japan. The index referenced in this chart is not available for investment and does not incur expenses.

SCHEDULE OF INVESTMENTS BY COUNTRY
AT DECEMBER 31, 2004

GUINNESS ATKINSON ASIA FOCUS FUND

   SHARES                                                              VALUE
COMMON STOCKS: 100.0%
CHINA: 12.8%
     342,000   China Shipping Development Co., Ltd.               $       303,535
   2,076,000   China Telecom                                              761,036
   1,288,000   PetroChina Co., Ltd.                                       687,539
   1,420,000   Sinopec Shanghai Petrochemical                             529,687
     310,000   Sinopec Zhenhai Refining &
                 Chemical Company, Ltd.                                   320,989
     918,000   Yanzhou Coal Mining Co., Ltd.                            1,310,686
                                                                  ---------------
                                                                        3,913,472
                                                                  ---------------

HONG KONG: 22.9%
     470,000   Chen Hsong Holdings, Ltd.                                  291,695
   1,411,000   CNOOC, Ltd.                                                757,734
     257,840   Esprit Holdings, Ltd.                                    1,558,767
     766,700   Giant Wireless Technology                                  204,197
     694,000   Global Bio-Chem Technology Group Co., Ltd.                 455,263
     114,250   Global Bio-Chem Technology
                 Group Co., Ltd., warrants, Exp 5/31/07*                    5,437
      27,863   HSBC Holdings Plc                                          476,664
     158,000   Kingboard Chemicals Holdings, Ltd.                         334,315
     540,000   Midland Realty Holdings, Ltd.                              305,618
   1,838,837   Skyworth Digital Holdings, Ltd.+^                          269,638
     322,000   Suface Mount Technology Holdings, Ltd.                     146,874
      48,300   Surface Mount Technology,
                 warrants, Exp 8/29/09*                                     5,027
     713,000   Techtronic Industries Co.                                1,554,506
   1,503,905   Victory City International Holdings, Ltd.                  633,527
                                                                  ---------------
                                                                        6,999,262
                                                                  ---------------

INDONESIA: 2.1%
   1,400,000   Bank Danamon Indonesia Tbk PT                              658,425
                                                                  ---------------

MALAYSIA: 3.8%
      39,000   British American Tobacco (Malaysia) Berhad                 474,671
     280,000   IOI Corp. Berhad                                           696,316
                                                                  ---------------
                                                                        1,170,987
                                                                  ---------------

                See accompanying Notes to Financial Statements.

   SHARES                                                              VALUE
COMMON STOCKS: 100.0% CONTINUED
SINGAPORE: 9.8%
     630,000   First Engineering, Ltd.                            $       536,154
      91,000   High Tech Computer Corp.                                   438,658
      76,669   Jardine Cycle & Carriage, Ltd.                             497,576
     478,000   Neptune Orient Lines, Ltd.                                 877,977
     440,000   Singapore Telecommunications                               641,156
                                                                  ---------------
                                                                        2,991,521
                                                                  ---------------

SOUTH KOREA: 26.0%
      11,500   Daelim Industrial Co.*                                     597,749
      22,000   Hana Bank*                                                 548,379
      10,000   Honam Petrochemical Corp.*                                 467,127
      15,250   Hyundai Mobis*                                             965,050
      38,000   INI Steel Co.*                                             495,628
      23,420   Korea Tobacco & Ginseng Corp.*                             700,303
       5,500   LG Electronics, Inc.*                                      340,612
       7,700   POSCO                                                    1,391,141
       5,660   Samsung Electronics Co. Ltd.                             2,463,485
                                                                  ---------------
                                                                        7,969,474
                                                                  ---------------

TAIWAN: 13.9%
     242,948   Acer, Inc.                                                 401,852
   1,043,616   China Steel Corp.                                        1,173,821
     126,499   HON HAI Precision Industry                                 585,865
     100,960   Novatek Microelectronics Corp., Ltd.                       356,255
     591,844   Taishin Financial Holdings Co., Ltd.                       555,670
     728,329   Taiwan Semiconductor Manufacturing Co., Ltd.             1,181,756
                                                                  ---------------
                                                                        4,255,219
                                                                  ---------------

THAILAND: 8.7%
     282,000   Advanced Info Service Public Co., Ltd.                     775,283
     247,500   Electricity Generating Public Co., Ltd.                    476,940
      94,000   PTT Exploration & Production Public Co., Ltd.              700,411
      99,000   Siam Cement Co., Ltd.                                      702,056
                                                                  ---------------
                                                                        2,654,690
                                                                  ---------------

               TOTAL COMMON STOCKS
               (cost $21,094,155)                                      30,613,050
                                                                  ---------------
               TOTAL INVESTMENTS IN SECURITIES
               (cost $21,094,155): 100.0%                              30,613,050
               Liabilities in excess of Other Assets: (0.0)%               (1,658)
                                                                  ---------------
               NET ASSETS: 100.0%                                 $    30,611,392
                                                                  ===============

* NON-INCOME PRODUCING SECURITY.
+ FAIR VALUED UNDER PROCEDURES ESTABLISHED BY BOARD OF TRUSTEES.
^ ILLIQUID SECURITY.

                 See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS BY INDUSTRY
AT DECEMBER 31, 2004

ASIA FOCUS FUND

INDUSTRY                                                         % OF NET ASSETS
  Agricultural Biotech                                                        1.5%
  Agricultural Operations                                                     2.3
  Audio/Video Products                                                        0.9
  Auto/Truck Parts & Equipment                                                3.0
  Building Products-Cement                                                    2.3
  Building-Heavy Construction                                                 1.9
  Cellular Telecom                                                            2.5
  Chemicals-Other                                                             1.1
  Coal                                                                        4.3
  Commercial Banks                                                            7.3
  Computers                                                                   2.7
  Distribution/Wholesale                                                      6.7
  Electric Products-Misc                                                      9.2
  Electric-Generation                                                         1.6
  Electronic Components-Misc                                                  2.4
  Machinery Tools & Related Products                                          5.1
  Machinery-General Industry                                                  1.0
  Oil Company-Exploration & Production                                        4.8
  Oil Company-Integrated                                                      2.2
  Oil Refining & Marketing                                                    1.1
  Petrochemicals                                                              3.3
  Real Estate Mgmnt/Servic                                                    1.0
  Rubber/Plastic Products                                                     1.7
  Semiconductor Component-Integrated Circuit                                  5.0
  Steel-Producers                                                            10.0
  Telecom Services                                                            4.6
  Textile-Products                                                            2.1
  Tobacco                                                                     3.8
  Transport-Marine                                                            3.9
  Wireless Equipment                                                          0.7
                                                               ------------------
  TOTAL INVESTMENTS IN SECURITIES                                           100.0
  Other Assets less Liabilities                                               0.0
                                                               ------------------
  Net Assets                                                                100.0%
                                                               ==================

                 See accompanying Notes to Financial Statements.

CHINA & HONG KONG FUND FOR THE PERIOD ENDED DECEMBER 31, 2004

1. PERFORMANCE

AVERAGE ANNUALIZED TOTAL RETURNS

                                6 MONTHS       1 YEAR
                                (ACTUAL)      (ACTUAL)      3 YEARS        5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------
Fund                               16.89%        12.16%       17.34%          2.84%        7.65%

BENCHMARK INDEX:

Hang Seng Composite                18.71%        16.42%       14.98%           N/A          N/A

Hang Seng                          17.86%        16.95%       11.84%         -0.32%        9.11%

S&P 500                             7.18%        10.87%        3.58%         -2.30%       12.05%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUNDS MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING www.gafunds.com.

THE FUND IMPOSES A 2% REDEMPTION FEE ON SHARES HELD LESS THAN 90 DAYS. Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

The past year has been a volatile one for China shares but importantly a markedly stable one for the Chinese economy. In the first half of the year we saw the Chinese government impose restrictions on investment in areas such as aluminium, cement and steel plants and urban redevelopment. Investment growth in these sectors was growing at a rate that could not be sustained and was also starving the power, transport and water sectors of much-needed capital. The government used administrative measures rather than market measures, which was appropriate for a developing economy. They sought to focus restraint on the overheated sectors while allowing free rein to the profitable export manufacturing and consumer sectors that are the main growth engine and job-creators in China.

The immediate result of these measures was to cause investors to take fright and pull out of China-related stocks, which duly fell heavily in

April and May. Hong Kong stocks performed much better during that period and this was the main cause of the Fund's relatively weaker performance during that period. In the second half of the year, China stocks recovered ground and yet China H shares only rose 10.49% compared to the Hong Kong dominated Hang Seng Index which rose 15.83%. Opinion remains divided on where China goes from here but we do not expect Hong Kong to continue to outperform China.

Investors were worried in the first half of 2004 that an engineered economic slowdown would result in a bust just as it did in the late 1980s and again in the mid-1990s. On both occasions growth was very unbalanced and depended entirely on investment growth. Inflation exceeded 20%. Fast forward to 2003 and we see again another period of rapid investment but we also see a much more balanced economy. Value-added industrial output has been growing strongly, consumption is buoyant with retail sales growing over 10% and we see an affluent middle class consumer sector that numbered around 18 million households in 1991 grow to 50 million households by 2002. Equally significantly, in this 'boom' inflation peaked at 5.3% and is now down below 2.5%.

Our position is that China's developing economy has moved into a new phase, where the wealth effect of mass-industrialization has put China onto a more balanced, sustainable and above all a profitable growth path.

2. PORTFOLIO POSITION

The portfolio remains heavily skewed toward China with a mix of H shares, red chips and China plays. We prefer to invest in companies traded on the Hong Kong Stock Exchange because of the broad range of choice. Hong Kong-listed stocks also trade more cheaply than those listed in Shanghai and Shenzhen as well as offering greater liquidity and transparency of information. Across sectors the portfolio is heavily exposed to industrial and consumer stocks as well as services, which includes both transportation and telecom. In keeping with our positive view on energy prices, the Fund also has positions in oil, refining and coal companies.

3. OUTLOOK & STRATEGY

Our long term view on China is that the economy, which has grown on average by 9% a year, should sustain a growth rate of around 8% for the next 20 years. This view is based on the process that is now underway where years of infrastructure investment, deregulation and reform have given rise to a buoyant manufacturing sector. The effect has been to raise the standard of living for millions of people and is creating wealth. We have not seen anything on this scale since the early days of American industrialization at the end of the 19th and early 20th Centuries.

The middle class, as we have pointed out earlier, increased from 18 million households in 1991 to 50 million households in 2002. By 2010 that number is estimated to reach 100 million households, or 25-30% of the population. As a comparison, a middle class of 30% of the population equates to the position of America in the 1950s.

A more balanced economy with growing wealth and an expanding consumer society creates a more stable outlook in the short, medium and long term. There are still many challenges ahead, the most pressing being the reform of the financial system without which China's progression could run into the sand. The good news is that the problem is receiving immediate attention. Under the terms of China's entry into the World Trade Organization it must open the financial sector fully to foreign companies by 2007. So there is no vague plan - China is working to a schedule.

Our job at Guinness Atkinson is to navigate through this period of rapid growth. Not all sectors grow in the same way at the same time. Some sectors attract heavy investment and then need to take time to digest; during which time those share prices do not perform well. At present the mid-stream industrial sectors such as steel, cement, aluminium and some petrochemicals have seen too much investment. Extra capacity will lead to pricing pressures and we are cautious on those stocks. The auto manufacturers, both foreign and local, have also been very aggressive investors. By contrast the commodity producers still see strong structural demand that should support product prices. Similarly, manufacturers of finished goods for export as well as for domestic consumption are still doing well.

In Hong Kong, we expect to see stronger economic growth both as an indirect result of China's growth and also directly from the influx of tourists from Mainland China. Real estate prices have risen 50% from their lows but are still over 50% below peak levels.

Therefore, our strategy remains to stay focused on good quality companies generating steadily improving returns on investment, where the market is positive on earnings' prospects and most importantly to remember value and not to over-pay.


/s/ Edmund Harriss


Edmund Harriss
Portfolio Manager

The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Hong Kong Stock Exchange, based on the average market-capitalization for the past twelve months. The Hang Seng Composite Index commenced on January 3, 2000 and therefore does not have five-year returns or returns since the Fund's inception. The Hang Seng Index is a barometer of the Hong Kong Stock Market which comprises 33 constituent stocks, whose aggregate market-capitalization accounts for about 70% of the total market-capitalization of the Stock Exchange of Hong Kong Limited. The Standard & Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

THE FUND INVESTS IN FOREIGN SECURITIES WHICH INVOLVES GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS AT DECEMBER 31, 2004
GUINNESS ATKINSON CHINA & HONG KONG FUND

# of Holdings in Portfolio:                                46
Portfolio Turnover:                                      15.4%
% of Stocks in Top 10:                                   50.6%

FUND MANAGERS:

Edmund Harriss;
Timothy W.N. Guinness

TOP 10 HOLDINGS (% OF NET ASSETS)

HSBC Holdings Plc                                         7.4%
Esprit Holdings, Ltd.                                     7.2%
Techtronic Industries Co.                                 7.1%
CNOOC, Ltd.                                               5.2%
CLP Holdings, Ltd.                                        4.5%
Yanzhou Coal Mining Co., Ltd.                             4.1%
China Mobile (Hong Kong), Ltd.                            4.0%
Swire Pacific, Ltd.                                       4.0%
Petrochina Co., Ltd.                                      3.9%
Denway Motors, Ltd.                                       3.2%

TOP COUNTRY (% OF NET ASSETS)

Hong Kong                                                73.4%
China                                                    22.4%
Bermuda                                                   1.6%
Singapore                                                 0.0%

SECTOR BREAKDOWN (% OF INVESTMENTS)

Oil & Gas                                                13.9%
Banks                                                    12.0%
Holding Companies- Diversified                           11.4%
Telecommunications                                        8.6%
Distribution/Wholesale                                    7.4%
Electric                                                  7.3%
Hand/Machine Tools                                        7.3%
Chemicals                                                 5.0%
Coal                                                      4.2%
Real Estate                                               4.0%
Auto Manufacturers                                        3.3%
Commercial Services                                       2.9%
Transportation                                            2.2%
Machinery-Diversified                                     2.0%
Textiles                                                  2.0%
Iron/Steel                                                1.7%
Biotechnology                                             1.6%
Home Furnishings                                          1.2%
Electronics                                               1.0%
Miscellaneous Manufacturer                                0.4%
Retail                                                    0.3%
Airlines                                                  0.2%
Computers                                                 0.1%
Pharmaceuticals                                           0.0%

CHINA & HONG KONG FUND

Growth of $10,000

[CHART]

                       CHINA & HONG KONG FUND    HANG SENG INDEX
   6/30/94                  $     10,000           $     10,000
   9/30/94                  $     10,616           $     11,299
  12/30/94                  $      9,226           $     10,315
   3/31/95                  $      9,274           $     10,827
   6/30/95                  $     10,040           $     11,789
   9/30/95                  $     10,680           $     12,401
  12/31/95                  $     11,112           $     13,086
   3/31/96                  $     12,066           $     14,297
   6/30/96                  $     12,254           $     14,571
   9/30/96                  $     13,054           $     15,812
  12/31/96                  $     14,933           $     17,988
   3/31/97                  $     13,828           $     16,835
   6/30/97                  $     17,080           $     20,626
   9/30/97                  $     16,595           $     20,570
  12/31/97                  $     11,896           $     14,808
   3/31/98                  $     11,803           $     16,014
   6/30/98                  $      8,634           $     12,060
   9/30/98                  $      7,990           $     11,232
  12/31/98                  $     10,079           $     14,410
   3/31/99                  $     10,603           $     15,802
   6/30/99                  $     13,111           $     19,695
   9/30/99                  $     12,680           $     18,613
  12/31/99                  $     16,759           $     25,003
 3/31/2000                  $     17,510           $     25,732
 6/30/2000                  $     16,417           $     24,050
 9/30/2000                  $     16,038           $     23,408
12/31/2000                  $     15,591           $     22,654
 3/31/2001                  $     13,294           $     19,308
 6/30/2001                  $     13,759           $     19,875
 9/30/2001                  $     10,235           $     15,288
12/31/2001                  $     11,934           $     17,580
 3/31/2002                  $     12,149           $     17,183
 6/30/2002                  $     11,863           $     16,630
 9/30/2002                  $     10,185           $     14,385
12/31/2002                  $     10,400           $     14,837
 3/31/2003                  $     10,282           $     13,929
 6/30/2003                  $     12,195           $     15,670
 9/30/2003                  $     14,436           $     18,730
12/31/2003                  $     17,198           $     21,037
 3/31/2004                  $     17,965           $     21,293
 6/30/2004                  $     16,502           $     20,875
 9/30/2004                  $     18,251           $     22,496
12/31/2004                  $     19,290           $     24,603

                           AVERAGE ANNUAL TOTAL RETURN
                         PERIODS ENDED DECEMBER 31, 2004

                                                          SINCE INCEPTION
           ONE YEAR       FIVE YEARS       TEN YEARS        (06/30/94)
           --------       ----------       ---------      ---------------
            12.16%           2.84%           7.65%             6.45%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUNDS MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. THE FUND IMPOSES A 2% REDEMPTION FEE ON SHARES HELD LESS THAN 90 DAYS.

The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Hong Kong Stock Exchange, based on the average market capitalization for the past twelve months. The Fund changed its benchmark from the Hang Seng to the Hang Seng Composite Index to more accurately reflect the market sectors in which the Fund invests. The Hang Seng Composite Index commenced on 01/31/00. The index referenced in this chart is not available for investment and does not incur expenses.

SCHEDULE OF INVESTMENTS IN SECURITIES
AT DECEMBER 31, 2004

GUINNESS ATKINSON CHINA & HONG KONG FUND

   SHARES                                                              VALUE
COMMON STOCKS: 97.4%
AGRICULTURAL BIOTECHNOLOGY: 1.6%
   2,700,000   Global Bio-Chem Technology
               Group Co., Ltd.                                    $     1,771,198
     337,500   Global Bio-Chem Technology
               Group Co., Ltd., warrant, Exp 5/31/07*                      16,062
                                                                  ---------------
                                                                        1,787,260
                                                                  ---------------

AIRLINES: 0.2%
     560,000   China Southern Airlines Co., Ltd.*                         221,496
                                                                  ---------------

AUDIO/VIDEO PRODUCTS: 1.1%
   8,619,550   Skyworth Digital Holdings, Ltd.+^                        1,263,929
                                                                  ---------------

AUTO - CARS/LIGHT TRUCKS: 3.2%
  10,214,000   Denway Motors, Ltd.                                      3,645,793
                                                                  ---------------

BUILDING - HEAVY CONSTRUCTION: 2.4%
     270,000   Cheung Kong                                              2,691,526
                                                                  ---------------

COAL: 4.1%
   3,222,000   Yanzhou Coal Mining Co., Ltd.                            4,600,252
                                                                  ---------------

COMMERCIAL BANKS: 11.6%
      50,770   Dah Sing Banking Group, Ltd.                               105,140
     253,850   Dah Sing Financial Holdings                              1,967,285
     485,477   HSBC Holdings Plc                                        8,305,264
     379,400   Wing Hang Bank, Ltd.                                     2,659,665
                                                                  ---------------
                                                                       13,037,354
                                                                  ---------------

COMPUTERS: 0.5%
   6,900,000   Group Sense International, Ltd.                            550,268
                                                                  ---------------

DISTRIBUTION/WHOLESALE: 7.2%
   1,342,071   Esprit Holdings, Ltd.                                    8,113,467
                                                                  ---------------

                 See accompanying Notes to Financial Statements.

   SHARES                                                              VALUE
COMMON STOCKS: 97.4% CONTINUED
DIVERSIFIED OPERATIONS: 10.8%
   1,288,000   China Merchants Holdings
               International Co., Ltd.                            $     2,427,094
     252,000   Hutchison Whampoa                                        2,358,124
     412,000   Shanghai Industrial Holdings, Ltd.                         879,708
     536,500   Swire Pacific, Ltd.-Class A                              4,485,555
     579,000   Wharf Holdings, Ltd.                                     2,025,725
                                                                  ---------------
                                                                       12,176,206
                                                                  ---------------

ELECTRIC - GENERATION: 1.3%
   2,000,000   Beijing Datang Power Gen. Co., Ltd.                      1,504,939
                                                                  ---------------

ELECTRIC - INTEGRATED: 5.8%
     886,000   CLP Holdings, Ltd.                                       5,094,181
     299,000   Hong Kong Electric Holdings                              1,365,314
                                                                  ---------------
                                                                        6,459,495
                                                                  ---------------

ELECTRIC PRODUCTS: 0.2%
     300,000   Gome Electric Appliances Holdings, Ltd.*                   272,047
                                                                  ---------------

ELECTRIC PRODUCTS - MISCELLANEOUS: 0.4%
   2,200,000   IDT International, Ltd.                                    427,300
                                                                  ---------------

ELECTRONIC COMPONENTS - MISCELLANEOUS: 1.0%
   2,352,000   Suface Mount Technology Holdings, Ltd.                   1,072,822
     352,800   Suface Mount Technology
               Holdings, Ltd., warrants, Exp 8/29/09*                      36,721
                                                                  ---------------
                                                                        1,109,543
                                                                  ---------------

ELECTRONICS: 1.8%
     950,000   Kingboard Chemicals Holdings, Ltd.                       2,010,123
                                                                  ---------------

MACHINERY - DIVERSIFIED: 1.9%
   3,510,000   Chen Hsong Holdings, Ltd.                                2,178,400
                                                                  ---------------

MACHINERY TOOLS & RELATED PRODUCTS: 7.1%
   3,636,000   Techtronic Industries Co.                                7,927,326
                                                                  ---------------

MEDICAL - DRUGS: 0.0%
   1,240,000   Far East Pharmaceutical Technology*                         10,846
                                                                  ---------------

                 See accompanying Notes to Financial Statements.

   SHARES                                                              VALUE
COMMON STOCKS: 97.4% CONTINUED
OIL & GAS: 9.2%
  10,957,000   CNOOC, Ltd.                                        $     5,884,116
   8,256,000   PetroChina Co., Ltd.                                     4,407,080
                                                                  ---------------
                                                                       10,291,196
                                                                  ---------------

OIL REFINING: 3.1%
   3,326,000   Sinopec Zhenhai Refining & Chemical
               Company, Ltd.                                            3,443,906
                                                                  ---------------

PETROCHEMICALS: 4.3%
   3,570,000   China Petroleum & Chemical Corp.                         1,469,438
   3,840,000   Sinopec Beijing Yanhua
               Petrochemical Co., Ltd.                                  1,815,188
   4,204,000   Sinopec Shanghai Petrochemical                           1,568,172
                                                                  ---------------
                                                                        4,852,798
                                                                  ---------------

REAL ESTATE: 1.5%
     200,000   Hopewell Holdings                                          513,223
      20,000   Hopewell Holdings, warrants, Exp 8/5/06*                     5,531
   2,000,000   Midland Realty (Holdings), Ltd.                          1,131,920
                                                                  ---------------
                                                                        1,650,674
                                                                  ---------------

RENTAL AUTO/EQUIPMENT: 2.8%
   1,531,000   Cosco Pacific, Ltd.                                      3,170,547
                                                                  ---------------

RETAIL: 0.3%
     820,000   Glorious Sun Enterprises, Ltd.                             300,602
                                                                  ---------------

STEEL PRODUCERS: 1.7%
   4,880,000   Maanshan Iron & Steel                                    1,883,103
                                                                  ---------------

TELECOMMUNICATIONS: 8.3%
   1,335,000   China Mobile (Hong Kong), Ltd.                           4,524,754
   9,200,000   China Telecom Corp., Ltd.                                3,372,608
   5,379,200   Giant Wireless Technology                                1,432,653
                                                                  ---------------
                                                                        9,330,015
                                                                  ---------------

TEXTILES: 1.9%
   5,111,090   Victory City International Holdings, Ltd.                2,153,069
                                                                  ---------------

                 See accompanying Notes to Financial Statements.

   SHARES                                                              VALUE
COMMON STOCKS: 97.4% CONTINUED
TRANSPORTATION: 2.1%
     921,000   China Shipping Container Lines Co., Ltd.*          $       370,205
   2,276,000   China Shipping Development Co., Ltd.                     2,020,014
                                                                  ---------------
                                                                        2,390,219
                                                                  ---------------

               TOTAL COMMON STOCKS
               (cost $65,761,175)                                     109,453,699
                                                                  ---------------
               TOTAL INVESTMENTS IN SECURITIES
               (cost $65,761,175): 97.4%                              109,453,699
               Other Assets less Liabilities: 2.6%                      2,870,055
                                                                  ---------------
               NET ASSETS: 100.0%                                 $   112,323,754
                                                                  ===============

* NON-INCOME PRODUCING SECURITY.
+ FAIR VALUED UNDER PROCEDURES ESTABLISHED BY BOARD OF TRUSTEES.
^ ILLIQUID SECURITY.

                 See accompanying Notes to Financial Statements.

GLOBAL INNOVATORS FUND FOR THE PERIOD ENDED DECEMBER 31, 2004

1. PERFORMANCE

  AVERAGE ANNUALIZED TOTAL RETURNS

                                                                                 SINCE
                                                                               INCEPTION
                                       12 MONTHS      3 YEARS       5 YEARS    (12/15/98)
-----------------------------------------------------------------------------------------
Fund                                       10.89%        1.26%        -9.32%         2.40%

BENCHMARK INDICES

S&P 500                                    10.87%        3.58%         -2.3%         2.19%

NASDAQ                                      9.15%        4.20%       -11.42%         0.88%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUNDS MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING www.gafunds.com.

THE FUND IMPOSES A 1% REDEMPTION FEE ON SHARES HELD LESS THAN 30 DAYS. Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

The Fund's 10.89% performance in 2004 meant it just outpaced the broad market as measured by the S&P 500 Index and out performed the NASDAQ by over 1.5%.

                                        2004        2003        2002       2001       2000       1999
-------------------------------------------------------------------------------------------------------
Fund                                   10.89%      35.97%     -31.13%    -29.05%    -16.78%     68.68%

BENCHMARK INDICES

S&P 500                                10.87%      28.67%     -22.09%    -11.88%     -9.10%     21.04%

Fund                                   above       above       below      below      below      above

NASDAQ                                  9.15%      50.77%     -31.23%     -20.8%    -39.18%     86.12%

Fund                                   above       below       above      below      above      below

GLOBAL INNOVATORS FUND

If discrete calendar periods are considered, it can be seen that whereas in the five previous years, the Fund normally turned in a performance between that of the S&P 500 and the NASDAQ in 2004 it outperformed BOTH indices.

2. PORTFOLIO CONSTRUCTION AND ACTIVITY

As investors will be aware the raison d'etre of the Fund is to seek the value added capabilities which are created by companies around the world that are at the forefront of their industries in their adoption of innovation, their preparedness to embrace the communications revolution or technological advances and/or to exploit the opportunities these throw up globally.

For the first 4.5 years of its life it sought to do this by tracking the Wired Index, an index of such companies constructed by Wired magazine. Since end April 2003, it has been seeking to do this on an actively managed basis. Investors may be aware that the Wired Index is no longer maintained by Wired as an investable index.

As stated in last year's report " IT WAS NOT THE INTENT WITH ACTIVE MANAGEMENT TO DEPART RADICALLY FROM THE TYPE OF COMPANY PREVIOUSLY OWNED NOR TO IMMEDIATELY RADICALLY RESTRUCTURE THE PORTFOLIO. RATHER USING THE COMPANIES THAT HAD BEEN SURFACED BY WIRED MAGAZINE AS ENCAPSULATING THESE CHARACTERISTICS AS A STARTING POINT AND A UNIVERSE TO SELECT FROM, THE PRINCIPAL ACTIONS OF YOUR MANAGER HAVE BEEN TO REALISE HOLDINGS THAT SEEMED OVERVALUED IN STOCK MARKET TERMS AND SLIM DOWN THE PORTFOLIO TO ITS 30 "BEST PICKS"."

In the first quarter, we effected a considerable reorganisation of the portfolio with a view to slimming down its size to 30 companies and improving its "value" profile. We sold AOL Time Warner; part of Schwab; Affymetrix; Cisco; Walt Disney; EMC; Incyte; JDS Uniphase; Millenium Pharmaceuticals; Monsanto; Qwest; and Flextronics and rebalanced all the remaining holdings to an equal 3.3% weight. We then bought Acxiom; Aventis; L-3 Communications; Nucor; Cable & Wireless and Honda.

In the second quarter Wired added 10 new quoted stocks to the Wired 40 list. Ameritrade; Apple; Costco; Genentech; Genprobe; Pfizer; Pixar; SAP; Samsung and Toyota. We decided to review our list again against these and also with a view to reducing the number of titan stocks in the portfolio which by virtue of their size can never over the long run hope to much outperform the market (HERE WE WERE LOOKING AT AIG, CITIGROUP, WALMART, INTEL, MICROSOFT

AND VODAFONE. ALL OF THESE COMPANIES HAVE MARKET CAPS OVER $150BN). We ended up selling two titan stocks (Intel and Walmart); and two others (Schwab and Daimler Chrysler) and buying four of the new Wired 40 additions (Samsung; Costco Wholesale; Pfizer and Toyota Motor).

In portfolio balance terms it was possible to look at these as being a switch of Intel into Samsung; a switch of Walmart into Costco wholesaler; a switch of Daimler Chrysler into Toyota. The purchase of Pfizer was used by the sale of our remaining holding of Schwab and we intended to top it up further from selling our holding of Sanofi which we would be getting when it completes its takeover of Aventis.

Finally in the second quarter we made two further disposals of Fedex and Glaxo SmithKline.

The net result of all this reshaping of the Fund was a portfolio PER for 2004, which was in line with the market. Also by our discounted cash flow models the portfolio was 29% undervalued against the market and consisted of companies who on average over the 5 years 2001-2005 were projected to earn a cash flow return on gross assets of 13.4% which was well over the current overall US market return (for example as computed by CSFB Holt this was c7%.)

During the balance of the year, activity was kept to a minimum.

Most of the restructuring changes worked for the Fund. Glaring exceptions were the sales of Monsanto, Glaxo SmithKline and Fedex. Also our decision to not own EBay, Yahoo and Google (after it IPO'd) were costly. The purchases of Nucor, L-3 Communications, Costco. Samsung, Honda and Toyota were good positive contributors as were the sales of Cisco, JDS Uniphase, Millenium Pharmaceuticals, Qwest, Flextronics, Walmart, Intel, and Daimler Chrysler.

The best performing stocks in the full year 2004 were Nucor (+86.9%), Check Point Software (+46.43%), and L3 Communications (+42.6%). The worst performing stocks in the full year 2004 were Nokia (-7.8%) and Taiwan Semiconductors (-17.09%).

The sector allocation at the beginning and end of the year; and for comparison at the end of 2002 was as follows:

SECTOR (%)                             31 DEC 2004    31 DEC 2003   31 DEC 2002    2004 VS 2003
-----------------------------------------------------------------------------------------------
Telecommunications                            14.4           17.8          15.3               -

I T Hardware                                  16.8           15.9          11.8               =

Financial                                     10.0           13.3          13.2               -

I T Software                                  14.8           13.3          13.6               =

Media/Entertainment                           15.1           12.3          12.5               +

Services                                       5.5            7.8          11.0               -

Healthcare                                     1.0            4.9           4.3               -

Consumer                                       7.9            3.7           2.9               +

Retail                                         4.0            3.5           3.9               =

I T Internet                                   0.0            3.5           9.2               -

Basic Materials                               10.0            2.9           2.5              ++
                                              99.5           98.9         100.3

Note: = means change less than 1%; -- or ++ means change over 5%.

At the end of the year the portfolio had 27 holdings.

3. OUTLOOK & STRATEGY

The PER of the Fund at year end was 17.5X (2004), which was below the S&P 500's PER of 18.25X. Earnings of the companies were projected to grow by 11% in 2005. By comparison, consensus earnings growth for the S&P 500 was around 7%.

By our discounted cash flow model the portfolio was 22.7% undervalued against the market and consists of companies who on average over 2001-2005 are projected to earn a cash flow return on gross assets of 12.72% which is nearly double the current overall US market return of c7%.

It is an objective to increasingly focus on companies that are mid or large small cap in size where they are still at a stage in their life cycle where very sizeable growth is a possibility. On the other hand, given our value philosophy, these companies will only be held where their valuations are not too demanding. As investors can hopefully gather from this discussion the paramount objective is to make money for our investors. We will seek to do this by owning what we feel are great and innovative companies that are reasonably valued. We believe that the market turmoil of the last 4 years makes that a feasible proposition provided we approach the companies that are our targets with great self-discipline.

We continue to focus on the following strategic issues

- Reducing the number of very large cap holdings - some or all of Citigroup; AIG; Pfizer; Microsoft and Vodafone when the timing is right

-  Working out a way to better play the internet

- How to source new companies that exhibit the characteristics we seek - involvement with cutting edge use of communications; technology; global approach; innovation or are involved with a new type of innovation

-  Improving the application of our investment process to the Wired universe

While we feel many things are going right for us - we can nonetheless always strive to do better.


/s/ Tim Guinness


Tim Guinness
Portfolio Manager

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. These indices are unmanaged, not available for investment and do not incur expenses.

PER - Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

THE FUND INVESTS IN FOREIGN SECURITIES WHICH WILL INVOLVE GREATER VOLATILITY, POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS AT DECEMBER 31, 2004
GUINNESS ATKINSON GLOBAL INNOVATORS FUND

# of Holdings in Portfolio:                                28
Portfolio Turnover:                                      50.6%
% of Stocks in Top 10:                                   44.1%

FUND MANAGERS:

Timothy W.N. Guinness;
Edmund Harriss

TOP 10 HOLDINGS (% OF NET ASSETS)

Nucor Corp.                                               5.2%
Cemex SA de CV                                            4.8%
Sun Microsystems, Inc.                                    4.7%
Dell, Inc.                                                4.6%
Oracle Corp.                                              4.3%
Honda Motor, Ltd.                                         4.2%
Vodafone Group Plc                                        4.1%
Samsung Electronics                                       4.1%
Costco Wholesale Corp.                                    4.1%
L-3 Communications
  Holdings, Inc.                                          4.0%

TOP 5 COUNTRIES (% OF NET ASSETS)

United States                                            69.9%
United Kingdom                                            8.0%
Mexico                                                    4.8%
South Korea                                               4.1%
Japan                                                     3.5%

SECTOR BREAKDOWN (% OF INVESTMENTS)

Software                                                 15.2%
Telecommunications                                       10.5%
Computers                                                 9.3%
Auto Manufacturers                                        7.9%
Semiconductors                                            7.2%
Iron/Steel                                                5.2%
Building Materials                                        4.8%
Electronics                                               4.1%
Retail                                                    4.1%
Aerospace/Defense                                         4.0%
Media                                                     4.0%
Advertising                                               3.8%
Home Furnishings                                          3.5%
Diversified Financial Services                            3.4%
Internet                                                  3.4%
Banks                                                     3.4%
Insurance                                                 3.3%
Leisure Time                                              1.8%
Pharmaceuticals                                           1.1%

GLOBAL INNOVATORS FUND

Growth of $10,000

[CHART]

                         GLOBAL INNOVATORS           S&P 500             NASDAQ COMPOSITE
                                FUND                  INDEX                   INDEX
  12/15/98                  $     10,000           $     10,000            $     10,000
  12/31/98                  $     11,160           $     10,584            $     10,912
   3/31/99                  $     13,408           $     11,111            $     12,249
   6/30/99                  $     14,016           $     11,894            $     13,367
   9/30/99                  $     13,440           $     11,152            $     13,666
  12/31/99                  $     18,824           $     12,812            $     20,251
 3/31/2000                  $     21,367           $     13,105            $     22,756
 6/30/2000                  $     20,089           $     12,756            $     19,736
 9/30/2000                  $     19,473           $     12,633            $     18,278
12/31/2000                  $     15,666           $     11,645            $     12,294
 3/31/2001                  $     12,555           $     10,264            $      9,158
 6/30/2001                  $     13,066           $     10,864            $     10,755
 9/30/2001                  $      9,188           $      9,269            $      7,458
12/31/2001                  $     11,114           $     10,260            $      9,705
 3/31/2002                  $     10,501           $     10,288            $      9,182
 6/30/2002                  $      8,344           $      8,909            $      7,281
 9/30/2002                  $      6,605           $      7,370            $      5,832
12/31/2002                  $      7,654           $      7,992            $      6,645
 3/31/2003                  $      7,432           $      7,740            $      6,673
 6/30/2003                  $      8,966           $      8,931            $      8,075
 9/30/2003                  $      9,393           $      9,168            $      8,891
12/31/2003                  $     10,407           $     10,285            $      9,968
 3/31/2004                  $     10,637           $     10,458            $      9,922
 6/30/2004                  $     10,722           $     10,638            $      9,928
 9/30/2004                  $     10,083           $     10,439            $      9,196
12/31/2004                  $     11,540           $     11,403            $     10,547

                           AVERAGE ANNUAL TOTAL RETURN
                         PERIODS ENDED DECEMBER 31, 2004

                                                       SINCE INCEPTION
        ONE YEAR              FIVE YEARS                  (12/15/98)
        --------              ----------               ---------------
         10.89%                 -9.32%                      2.40%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUNDS MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. THE FUND IMPOSES A 1% REDEMPTION FEE ON SHARES HELD LESS THAN 30 DAYS.

The Standard & Poor's 500 Index is an unmanaged index which is widely regarded as the standard for measuring large cap U.S. Stock market performance. The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The indices referenced in this chart are not available for investment and do not incur expenses.

SCHEDULE OF INVESTMENTS IN SECURITIES
AT DECEMBER 31, 2004

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

   SHARES                                                             VALUE
COMMON STOCKS: 99.8%
ADVERTISING AGENCIES: 3.8%
      29,470   WPP Group Plc                                      $     1,610,535
                                                                  ---------------

AEROSPACE/DEFENSE: 4.0%
      23,000   L-3 Communications Holdings, Inc.                        1,684,520
                                                                  ---------------

AUTO MANUFACTURERS: 7.9%
      68,300   Honda Motor Company ADR                                  1,779,898
      18,800   Toyota Motor Corp.                                       1,539,156
                                                                  ---------------
                                                                        3,319,054
                                                                  ---------------

BLAST FURN/MILL: 5.2%
      41,800   Nucor Corp.                                              2,187,812
                                                                  ---------------

COMMERCIAL BANKS: 6.8%
      29,800   Citigroup, Inc.                                          1,435,764
      28,574   State Street Corp.                                       1,403,555
                                                                  ---------------
                                                                        2,839,319
                                                                  ---------------

COMMUNICATIONS EQUIPMENT: 2.7%
      73,542   Nokia Corp.                                              1,152,403
                                                                  ---------------

COMPUTER INTEGRATED SYSTEMS DESIGN: 4.7%
     368,090   Sun Microsystems, Inc.*                                  1,980,324
                                                                  ---------------

COMPUTER RELATED SERVICES: 3.7%
      59,400   Acxiom Corp.                                             1,562,220
                                                                  ---------------

DATA PROCESSING AND PREPARATION: 3.7%
      36,264   First Data Corp.                                         1,542,670
                                                                  ---------------

ELECTRICAL COMPONENTS & EQUIPMENT: 4.1%
       7,900   Samsung Electronics Co., Ltd.                            1,730,100
                                                                  ---------------

                 See accompanying Notes to Financial Statements.

   SHARES                                                             VALUE
COMMON STOCKS: 99.8% CONTINUED
ELECTRONIC COMPUTERS: 4.6%
      45,700   Dell, Inc.*                                        $     1,925,798
                                                                  ---------------

FIRE, MARINE, AND CASUALTY INSURANCE: 3.2%
      20,795   American International Group, Inc.                       1,365,608
                                                                  ---------------

NEWSPAPER PUBLICATION: 4.0%
      86,684   News Corp.-Class B                                       1,664,333
                                                                  ---------------

PASSENGER TRANSPORTATION ARRANGEMENT: 1.8%
      33,490   Sabre Holdings Corp.                                       742,138
                                                                  ---------------

PHARMACEUTICALS: 1.1%
      17,600   Pfizer, Inc.                                               473,264
                                                                  ---------------

PREPACKAGED SOFTWARE: 11.1%
      58,200   Check Point Software Technologies, Ltd.*                 1,433,466
      54,028   Microsoft Corp.                                          1,443,088
     131,930   Oracle Corp.*                                            1,810,080
                                                                  ---------------
                                                                        4,686,634
                                                                  ---------------

RADIO & TV COMMUNICATIONS EQUIPMENT: 3.5%
      37,808   Sony Corp.                                               1,473,000
                                                                  ---------------

RADIOTELEPHONE COMMUNICATIONS: 4.3%
      29,460   Lucent Technologies, warrants, Exp 12/10/07*                46,547
      63,648   Vodafone Group Plc.                                      1,742,682
                                                                  ---------------
                                                                        1,789,229
                                                                  ---------------

READY-MIXED CONCRETE: 4.8%
      55,263   Cemex SA de CV                                           2,012,126
                                                                  ---------------

SEMICONDUCTORS: 7.2%
      68,200   Nvidia Corp.*                                            1,606,792
     167,912   Taiwan Semiconductor Manufacturing Co. Ltd.              1,425,573
                                                                  ---------------
                                                                        3,032,365
                                                                  ---------------

TELECOMMUNICATION SERVICES: 3.5%
     215,500   Cable & Wireless PLC                                     1,474,020
                                                                  ---------------

   SHARES                                                             VALUE
COMMON STOCKS: 99.8% CONTINUED
VARIETY STORE: 4.1%
      35,300   Costco Wholesale Corp.                             $     1,708,873
                                                                  ---------------

               TOTAL COMMON STOCKS
               (cost $37,128,117)                                      41,956,345
                                                                  ---------------
               TOTAL INVESTMENTS IN SECURITIES
               (cost $37,128,117): 99.8%                               41,956,345
               Other Assets less Liabilities: 0.2%                         98,533
                                                                  ---------------
               NET ASSETS: 100.0%                                 $    42,054,878
                                                                  ===============

*    NON-INCOME PRODUCING SECURITY.

ADR American Depositary Receipt.

                 See accompanying Notes to Financial Statements.

GLOBAL ENERGY FUND FOR THE PERIOD ENDED DECEMBER 31, 2004

PERFORMANCE

                                                                        6 MONTHS
                                                                      SINCE LAUNCH
                                                                     (JUNE 30, 2004)
------------------------------------------------------------------------------------
Fund                                                                       22.00%

BENCHMARK INDICES

S&P 500                                                                     7.18%

MSCI World Energy                                                          15.98%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUNDS MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING www.gafunds.com.

THE FUND IMPOSES A 1% REDEMPTION FEE ON SHARES HELD LESS THAN 30 DAYS. Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

The Fund's 22.00% performance in the six months since it was launched at the end of June 2004 was an encouraging first six months. It was comfortably ahead of the MSCI World Energy Index its benchmark and way outpaced the broad market as measured by the S&P500 index.

PORTFOLIO CONSTRUCTION AND ACTIVITY

As investors will be aware the raison d'etre of the Fund is to seek the value added capabilities which is created by companies around the world that are actively involved in developing and producing energy resources such as oil and gas, or coal, (or uranium); or in its distribution and marketing; or in obtaining energy from alternative sources such as solar or wind.

Your fund manager believes this is best achieved by managing a portfolio that is reasonably concentrated and comprised of 22-30 equally weighted holdings.

Our philosophy is to give equal weighting (i) to macro factors and (ii) to stock specific factors in identifying stocks for purchase or sale. By macro, we mean we try to study the underlying forces or influences that may be moving energy prices. For example trends in exploration costs in different parts of the world (e.g. in West Africa or in the Gulf of Mexico); or factors affecting demand for energy (population growth; stage of economic growth e.g. in China) or technological trends affecting how much energy we use and how we use it (fuel efficiency; fuel cells; solar; wind). Then, importantly, we look at the stock market valuation level for sectors and sub sectors.

When it comes to stock selection, we consider ourselves value investors. We prefer stocks with long life reserves or lower than average stock market ratings. We have a discipline we call the four factor discipline that we use in a weekly computer based screening process to surface possible candidates for purchase. This attempts to find companies that are earning above average returns; but which are lowly rated by the stock market; and where analysts earnings estimates are trending up and the stock price itself is trending up. An important element of our approach as to whether a company is good value involves an analysis of the long run discounted cash flow valuation of the company concerned.

The sector allocation evolved over the six months since launch as follows:

                                                                                     JUNE-DEC
%S                                        30 JUNE 2004   30 SEPT 2004  31 DEC 2004    CHANGE
---------------------------------------------------------------------------------------------
Integrated                                      14.3           21.7        23.5        +9.2

E&P Refining                                     7.7            7.4         7.3        -0.4

 SUB TOTAL INTEGRATED                           22.0           29.1        30.8        +8.8

Emerging Markets                                18.9           18.7        16.4        -2.5

 EMERGING MARKETS                               18.9           18.7        16.4        -2.5

E&P Oil Sands                                   17.9           19.4        19.7        +1.8

E&P                                             29.3           25.4        25.2        -4.1

 SUB TOTAL E&P                                  47.2           44.8        44.3        -2.9

Oil Services & Eqt                               3.7            3.5         4.0        +0.3

Refining                                         3.9             --          --        -3.9

Other                                            4.0            3.8         4.5        +0.5

 Total                                         100.0          100.0       100.0       100.0

The Fund was positioned by your manager to benefit from the strong trend he believes is in place for oil prices to rise from the $20-30 range of the 1986-2002 period back to the $50-60 levels seen in the 1975-1985 period. To do this, there is a strong weighting towards exploration and production companies or Canadian Oil sands companies; and integrated companies, where owned, have tended to be the midcap ones or in emerging markets on valuation grounds.

Generally energy stocks with very long reserve lives performed particularly well over the period, notably coal producer Peabody, which also benefited from higher coal prices dragged up by oil. And the Canadian oil sands producers, such as Suncor and Canadian Oil Sands Trust, which have 40 to 50 years of reserves. They benefited from improved sentiment as higher oil prices strengthened the economic viability of these projects.

Among its investment in integrated stocks, OMV, an Austrian based mid cap, did well. It is well placed to benefit from rising living standards in European Union accession states leading to higher energy spending. Petrobras which has a near monopoly position in a geologically prospective exploration region and a growing home market also did well.

Among exploration and production companies Devon, Burlington, Canadian Natural Resources and Venture Production did well in the strong oil price and rising, albeit volatile, gas prices environment.

The least successful holdings were Amerada Hess, Marathon, Nexen and Newfield. In the first few weeks of January 2005 all of these have all usefully recovered in price.

As far as purchases and sales the Russian holdings (a basket of Gazprom, Lukoil, and Yukos making up a unit), CNOOC, Valero and Penn West were sold. The Russian and CNOOC holdings after we became increasingly cautious about their prospects and Valero and Penn West after strong performance led us to take profits.

In their place we acquired Petrocanada, Chevron Texaco and Sasol. In part this reflected a view that the downstream businesses of integrated companies were improving as refining margins were stronger than they had been for some years. This had done us well in Valero and we hoped that the market was not fully factoring it in to some of these companies valuations. Sasol is a leading company in the coal and gas to liquids area. This has good prospects in a higher oil price world. The company is however on a modest valuation rating.

The portfolio now has 28 holdings.

THE FUND AT 31ST DECEMBER 2004 WAS ON A PER (2004) OF 10.4X (43% BELOW THE S&P500 WHICH IS ON 18.25X(2004) IF EARNINGS ARE 66.35(ZACKS) AND THE S&P 500 IS 1211 (31ST DECEMBER) 2004)).

Despite the good moves in oil share prices the portfolio remains modestly priced, particularly if oil prices maintain or exceed the $41 WTI of 2004.

OUTLOOK & STRATEGY

Looking forward we continue to hold the view that medium to long term Organization of Petroleum Exporting Countries ("OPEC") can, and likely will, pursue policies which mean oil will trade considerably above the old $22-28 target range.

We believe the impending difficulty of growing non-OPEC supply is still underestimated. We have seen a good case made that Russia production growth could end as soon as 2006. Meanwhile, we are increasingly convinced that the increase in Chinese, Asian and Middle Eastern (and also possibly Russian) demand over the next decade will be much stronger than anyone is really imagining (maybe 2m barrels per day every year).

Consequently I remain ever more convinced that the medium term outlook is for a decisive break with the $25 oil of the 1986-2000 period and a shift back to the $55+ world of 1975-1985. Meanwhile, the odds on a sizeable dip are reducing as OPEC starts taking the necessary action.

But....the current rate of OPEC production that is easing the current supply tightness could still inadvertently drive prices considerably lower. Small amounts of over or undersupply can cause large price swings and one must recognise that a sharp tumble in oil prices potentially comes with the territory. OPEC must follow up with further cuts in production at the March and subsequent meetings to support the price.

Notwithstanding this risk the Fund still seeks to be well placed to benefit from the rising share prices of energy stocks that should occur if oil prices play out as the medium term analysis indicates they will. Oil company shares still discount a long term oil price in the low $30s. If Oil were to average considerably more oil shares have still have the potential to more than double in value from current levels. The Fund will be managed to participate in this. Of course none of this will transpire if the oil price falls back below $30 and investors must not overlook that possibility.

/s/ Tim Guinness

Tim Guinness
Portfolio Manager

SHORT-TERM PERFORMANCE, IN PARTICULAR, IS NOT A GOOD INDICATION OF THE FUND'S FUTURE PERFORMANCE AND AN INVESTMENT SHOULD NOT BE MADE BASED SOLELY ON RETURNS.

The MSCI World Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. These indices are unmanaged, not available for investment and do not incur expenses.

PER - Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

THE FUND INVESTS IN FOREIGN SECURITIES WHICH WILL INVOLVE GREATER VOLATILITY, POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS AT DECEMBER 31, 2004

GUINNESS ATKINSON GLOBAL ENERGY FUND

# of Holdings in Portfolio:                                        28
Portfolio Turnover:                                              10.0%
% of Stocks in Top 10:                                           39.0%

FUND MANAGERS:

Timothy W.N. Guinness;
Edmund Harriss

TOP 10 HOLDINGS (% OF NET ASSETS)

Canadian Oil Sands Trust                                          4.2%
Sasol, Ltd.                                                       3.9%
Venture Production PLC                                            3.9%
Marathon Oil Co.                                                  3.9%
OMV AG                                                            3.9%
Shell Canada, Ltd.                                                3.9%
Burlington Resources, Inc.                                        3.9%
Andarko Petroleum Corp.                                           3.8%
Petro-Canada                                                      3.8%
Apache Corp.                                                      3.8%

SECTOR BREAKDOWN (% OF INVESTMENTS)

Oil&Gas                                                          92.4%
Coal                                                              3.8%
Miscellaneous Manufacturer                                        3.8%

TOP 5 COUNTRIES (% OF NET ASSETS)

United States                                                    49.8%
Canada                                                           23.2%
United Kingdom                                                    7.8%
Austria                                                           4.2%
Saudi Arabia                                                      3.9%

GUINNESS ATKINSON GLOBAL ENERGY FUND

[CHART]

                GLOBAL ENERGY FUND   S&P 500 INDEX  NASDAQ COMPOSITE INDEX
 6/30/2004               $  10,000        $ 10,000                $ 10,000
 9/30/2004               $  11,256        $ 10,439                $  9,196
12/31/2004               $  12,200        $ 11,403                $ 10,547

                                  TOTAL RETURN
                         PERIOD ENDED DECEMBER 31, 2004

                                 SINCE INCEPTION
                                   (06/30/04)
                                 ---------------
                                     22.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUNDS MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. THE FUND IMPOSES A 1% REDEMPTION FEE ON SHARES HELD LESS THAN 30 DAYS.

The Standard & Poor's 500 Index is an unmanaged index which is widely regarded as the standard for measuring large cap U.S. Stock market performance. The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The indices referenced in this chart are not available for investment and do not incur expenses.

SCHEDULE OF INVESTMENTS IN SECURITIES
AT DECEMBER 31, 2004

GUINNESS ATKINSON GLOBAL ENERGY FUND

     SHARES                                                            VALUE
COMMON STOCKS: 99.9%

COAL: 3.8%
            770   Peabody Energy Corp.                            $        62,301
                                                                  ---------------

DIVERSIFIED MANUFACTURING OPERATIONS: 3.8%
         15,075   Abbot Group Plc                                          61,752
                                                                  ---------------

ENERGY: 0.1%
            600   Imperial Energy Corp.*                                    2,489
                                                                  ---------------

OIL & GAS: 11.6%
          1,450   Burlington Resources, Inc.                               63,075
          1,190   ChevronTexaco Corp.                                      62,487
          1,690   Marathon Oil Corp.                                       63,561
                                                                  ---------------
                                                                          189,123
                                                                  ---------------

OIL & GAS - FIELD SERVICES: 3.8%
          1,720   Petroleo Brasileiro S.A., ADR                            62,281
                                                                  ---------------

OIL & GAS EXPLORATION & PRODUCTION: 30.9%
            970   Anadarko Petroleum Corp.                                 62,866
          1,460   Canadian Natural Resources                               62,212
          1,209   Canadian Oil Sands Trust                                 67,959
          1,610   Devon Energy Corp.                                       62,661
          1,060   Newfield Exploration Co.*                                62,593
          1,501   Nexen, Inc.                                              60,776
          1,771   Suncor Energy, Inc.                                      62,432
         14,175   Venture Production, Plc*                                 63,566
                                                                  ---------------
                                                                          505,065
                                                                  ---------------

OIL & GAS PRODUCERS: 42.1%
            760   Amerada Hess Corp.                                       62,609
          3,740   Chesapeake Energy Corp.                                  61,710
            720   ConocoPhillips                                           62,517
          1,070   Occidental Petroleum Corp.                               62,445

                 See accompanying Notes to Financial Statements.

     SHARES                                                            VALUE
COMMON STOCKS: 99.9% CONTINUED

OIL & GAS PRODUCERS: 42.1% CONTINUED
            211   OMV AG                                          $        63,345
          1,235   Petro-Canada                                             62,810
        115,000   Petrochina Co., Ltd.                                     61,400
          2,380   Repsol SA                                                61,753
          1,080   Royal Dutch Petroleum Co.                                61,938
          3,010   Sasol, Ltd.                                              64,334
            950   Shell Canada, Ltd.                                       63,181
                                                                  ---------------
                                                                          688,042
                                                                  ---------------

OIL - EXPLORATION & PRODUCTION: 3.8%
          1,240   Apache Corp.                                             62,707
                                                                  ---------------
                  TOTAL COMMON STOCKS
                    (cost $1,502,453)                                   1,633,760
                                                                  ---------------

   PRINCIPAL
     AMOUNT
BOND: 0.4%

CORPORATE BOND: 0.4%
$            14   OMV AG, 1.500%, due 12/01/08                    $         5,813
                                                                  ---------------
                  TOTAL BOND
                    (cost $5,706)                                           5,813
                                                                  ---------------
                  TOTAL INVESTMENTS IN SECURITIES
                    (cost $1,508,159): 100.3%                           1,639,573
                  Liabilities in excess of Other Assets: (0.3)%            (4,834)
                                                                  ---------------
                  NET ASSETS: 100.0%                              $     1,634,739
                                                                  ===============

*    NON-INCOME PRODUCING SECURITY.

ADR  American Depositary Receipt.

                 See accompanying Notes to Financial Statements.

                     (This page is Intentionally Left Blank)

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2004

                                                      ASIA            CHINA &            GLOBAL            GLOBAL
                                                      FOCUS          HONG KONG         INNOVATORS          ENERGY
                                                      FUND              FUND              FUND              FUND
                                                ---------------   ---------------   ---------------   ---------------
ASSETS
Investments in securities,
  at cost                                       $    21,094,155   $    65,761,175   $    37,128,117   $     1,508,159
                                                ===============   ===============   ===============   ===============
Investments in securities,
  at value                                      $    30,613,050   $   109,453,699   $    41,956,345   $     1,639,573
Cash                                                         --         2,926,397                --           287,476
Cash denominated in foreign
  currency (cost of $9,376, $0,
  $0, $0, respectively)                                   9,499                --                --                --
Receivables:
  Securities sold                                       439,284                --           441,702                --
  Fund shares sold                                        8,000           130,100                --             2,500
  Due to advisor                                             --                --                --            13,894
  Dividends and interest                                 20,243           148,146            33,885             2,045
  Tax Reclaim                                                --                --             6,802                31
Prepaid expenses                                          5,812             5,596             6,417            10,004
                                                ---------------   ---------------   ---------------   ---------------
Total assets                                         31,095,888       112,663,938        42,445,151         1,955,523
                                                ---------------   ---------------   ---------------   ---------------
LIABILITIES
Cash overdraft                                          263,046                --           134,186                --
Payables:
  Securities purchased                                       --                --                --           287,654
  Unrealized loss on forward
    foreign currency contracts                               86                --                --                45
  Fund shares redeemed                                  119,103            94,360           102,783                --
  Due to advisor                                         19,228            93,730            32,058            19,246
  Accrued administration expense                          6,429            23,433             1,781             1,391
  Accrued expenses                                       63,355            98,282            92,860            11,698
  Deferred trustees' compensation                        13,249            30,379            26,605               750
                                                ---------------   ---------------   ---------------   ---------------
Total liabilities                                       484,496           340,184           390,273           320,784
                                                ---------------   ---------------   ---------------   ---------------
NET ASSETS                                      $    30,611,392   $   112,323,754   $    42,054,878   $     1,634,739
                                                ===============   ===============   ===============   ===============
NUMBER OF SHARES ISSUED AND
  OUTSTANDING (unlimited shares
  authorized no par value)                            2,943,198         6,049,380         3,106,380           107,166
                                                ===============   ===============   ===============   ===============
NET ASSET VALUE PER SHARE                       $         10.40   $         18.57   $         13.54   $         15.25
                                                ===============   ===============   ===============   ===============
COMPONENTS OF NET ASSETS
Paid-in capital                                 $   107,799,245   $   113,722,449   $    86,590,431   $     1,498,899
Undistributed net investment
  income                                                     --           632,287                --                --
Accumulated net realized
  gain (loss) on investments
  and foreign currency                              (86,708,994)      (45,723,542)      (49,363,781)            5,114
Net unrealized appreciation (depreciation) on:
  Investments                                         9,518,895        43,692,524         4,828,228           131,414
  Foreign Currency                                        2,246                36                --              (688)
                                                ---------------   ---------------   ---------------   ---------------
Net Assets                                      $    30,611,392   $   112,323,754   $    42,054,878   $     1,634,739
                                                ===============   ===============   ===============   ===============

                 See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                      ASIA            CHINA &            GLOBAL            GLOBAL
                                                      FOCUS          HONG KONG         INNOVATORS          ENERGY
                                                      FUND              FUND              FUND              FUND
                                                ---------------   ---------------   ---------------   ---------------
INVESTMENT INCOME
INCOME
Dividends*                                      $       836,292   $     3,181,851   $       657,960   $         5,588
Interest                                                  2,047            10,398             6,324               189
                                                ---------------   ---------------   ---------------   ---------------
Total income                                            838,339         3,192,249           664,284             5,777
                                                ---------------   ---------------   ---------------   ---------------
EXPENSES
Advisory fees (Note 3)                                  329,341         1,088,676           396,864             3,426
Administration fees (Note 3)                             82,335           272,169            22,048             3,405
Transfer agent fees                                      72,208           125,157           112,950             7,033
Custody fees                                             28,536            50,776             6,671             6,031
Fund accounting fees                                     31,373            57,941            31,704            16,590
Audit fees                                               19,869            19,873            19,880             9,954
Legal fees                                               26,180            63,922            33,419             1,005
Trustees' fees                                           15,654            30,792            17,725             4,625
Reports to shareholders                                  28,235            51,363            65,323             2,263
Registration expense                                     19,187            23,478            17,463             9,767
Interest expense                                          6,711             6,600             3,850                 2
Insurance expense                                         6,438            20,677             8,843               252
Miscellaneous                                             4,213             8,713             4,213             1,754
                                                ---------------   ---------------   ---------------   ---------------
Total expenses                                          670,280         1,820,137           740,953            66,107
Less: Fees waived and expenses
  absorbed (Note 3)                                     (18,000)               --                --           (60,587)
                                                ---------------   ---------------   ---------------   ---------------
Net expenses                                            652,280         1,820,137           740,953             5,520
                                                ---------------   ---------------   ---------------   ---------------
Net investment income (loss)                            186,059         1,372,112           (76,669)              257
                                                ---------------   ---------------   ---------------   ---------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY
Net realized gain (loss) on:
  Investments                                         2,349,444         1,995,959        (1,351,843)            6,917
  Foreign currency                                      (30,192)           (1,991)               --            (2,060)
Net unrealized gain (loss) on:
  Investments                                          (136,100)        7,462,797         5,745,903           131,414
  Foreign currency                                        2,026                35                --              (688)
                                                ---------------   ---------------   ---------------   ---------------
Net realized and unrealized gain on
  investments and foreign currency                    2,185,178         9,456,800         4,394,060           135,583
                                                ---------------   ---------------   ---------------   ---------------
Net increase in net assets resulting
  from operations                               $     2,371,237   $    10,828,912   $     4,317,391   $       135,840
                                                ===============   ===============   ===============   ===============

* NET OF FOREIGN TAX WITHHELD OF $108,262 FOR ASIA FOCUS FUND, $39,365 FOR GLOBAL INNOVATORS FUND AND $186 FOR THE GLOBAL ENERGY FUND.

                 See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                         ASIA FOCUS FUND
                                               -----------------------------------
                                                   YEAR ENDED        YEAR ENDED
                                               DECEMBER 31, 2004 DECEMBER 31, 2003
                                               ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)                    $       186,059   $       244,712
Net realized gain (loss) on:
  Investments                                         2,349,444         2,508,291
  Foreign currency                                      (30,192)         (232,309)
Net unrealized gain (loss) on:
  Investments                                          (136,100)       10,250,784
  Foreign currency                                        2,026            (4,228)
                                                ---------------   ---------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                     2,371,237        12,767,250
                                                ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                             (172,805)               --
                                                ---------------   ---------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS              (172,805)               --
                                                ---------------   ---------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                            12,640,796        44,459,406
Proceeds from shares reinvested                         167,123                --
Proceeds from shares transferred due to
  mergers                                                    --                --
Cost of shares redeemed                             (20,567,670)      (37,677,486)
Redemption fee proceeds (Note 3)                         11,759           137,499
                                                ---------------   ---------------
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS                                       (7,747,992)        6,919,419
                                                ---------------   ---------------
Total increase (decrease) in net assets              (5,549,560)       19,686,669

NET ASSETS
Beginning of period                                  36,160,952        16,474,283
                                                ---------------   ---------------
End of period                                   $    30,611,392   $    36,160,952
                                                ===============   ===============
Accumulated net investment income               $            --   $            --

CAPITAL SHARE ACTIVITY
Shares sold                                           1,291,009         6,115,337
Shares issued on reinvestment                            17,158                --
Shares issued on merger                                      --                --
Shares redeemed                                      (2,167,957)       (5,152,897)
                                                ---------------   ---------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING          (859,790)          962,440
                                                ===============   ===============

* COMMENCEMENT OF OPERATIONS.

                 See accompanying Notes to Financial Statements.

                                                      CHINA & HONG KONG FUND              GLOBAL INNOVATORS FUND
                                               ----------------------------------- -----------------------------------
                                                   YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                               DECEMBER 31, 2004 DECEMBER 31, 2003 DECEMBER 31, 2004 DECEMBER 31, 2003
                                               ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)                    $     1,372,112   $     1,564,186   $       (76,669)  $      (334,301)
Net realized gain (loss) on:
  Investments                                         1,995,959        (1,926,993)       (1,351,843)       (1,236,492)
  Foreign currency                                       (1,991)           (7,754)               --                --
Net unrealized gain (loss) on:
  Investments                                         7,462,797        42,612,213         5,745,903        16,126,769
  Foreign currency                                           35                 1                --                --
                                                ---------------   ---------------   ---------------   ---------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                    10,828,912        42,241,653         4,317,391        14,555,976
                                                ---------------   ---------------   ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                           (1,625,722)               --                --                --
                                                ---------------   ---------------   ---------------   ---------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS            (1,625,722)               --                --                --
                                                ---------------   ---------------   ---------------   ---------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                            22,166,286        36,949,642         1,300,643         1,724,346
Proceeds from shares reinvested                       1,584,631                --                --                --
Proceeds from shares transferred due to
  mergers                                                    --         9,581,080                --                --
Cost of shares redeemed                             (37,199,616)      (29,161,486)      (13,341,802)      (12,406,081)
Redemption fee proceeds (Note 3)                         28,630            16,771               772               811
                                                ---------------   ---------------   ---------------   ---------------
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS                                      (13,420,069)       17,386,007       (12,040,387)      (10,680,924)
                                                ---------------   ---------------   ---------------   ---------------
Total increase (decrease) in net assets              (4,216,879)       59,627,660        (7,722,996)        3,875,052

NET ASSETS
Beginning of period                                 116,540,633        56,912,973        49,777,874        45,902,822
                                                ---------------   ---------------   ---------------   ---------------
End of period                                   $   112,323,754   $   116,540,633   $    42,054,878   $    49,777,874
                                                ===============   ===============   ===============   ===============
Accumulated net investment income               $       632,287   $       845,996   $            --   $            --

CAPITAL SHARE ACTIVITY
Shares sold                                           1,250,352         2,840,447           104,942           164,601
Shares issued on reinvestment                            89,124                --                --                --
Shares issued on merger                                      --           968,053                --                --
Shares redeemed                                      (2,222,373)       (2,469,845)       (1,076,691)       (1,199,022)
                                                ---------------   ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING          (882,897)        1,338,655          (971,749)       (1,034,421)
                                                ===============   ===============   ===============   ===============

                                               GLOBAL ENERGY FUND
                                               ------------------
                                                 JUNE 30, 2004*
                                                     THROUGH
                                                DECEMBER 31, 2004
                                               ------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)                     $           257
Net realized gain (loss) on:
  Investments                                              6,917
  Foreign currency                                        (2,060)
Net unrealized gain (loss) on:
  Investments                                            131,414
  Foreign currency                                          (688)
                                                 ---------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                        135,840
                                                 ---------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                    --
                                                 ---------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS                     --
                                                 ---------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                              2,199,078
Proceeds from shares reinvested                               --
Proceeds from shares transferred due to
  mergers                                                     --
Cost of shares redeemed                                 (705,921)
Redemption fee proceeds (Note 3)                           5,742
                                                 ---------------
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS                                         1,498,899
                                                 ---------------
Total increase (decrease) in net assets                1,634,739

NET ASSETS
Beginning of period                                           --
                                                 ---------------
End of period                                    $     1,634,739
                                                 ===============
Accumulated net investment income                $            --

CAPITAL SHARE ACTIVITY
Shares sold                                              157,815
Shares issued on reinvestment                                 --
Shares issued on merger                                       --
Shares redeemed                                          (50,649)
                                                 ---------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING            107,166
                                                 ===============

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                YEAR ENDED DECEMBER 31,
                                          ---------------------------------------------------------------
ASIA FOCUS FUND                              2004          2003         2002         2001         2000
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year        $     9.51    $     5.80   $     6.18   $     5.16   $     9.51
                                          ---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.06          0.06        (0.05)        0.01           --
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                        0.89          3.61        (0.37)        1.01        (4.35)
                                          ---------------------------------------------------------------
Total from investment operations                0.95          3.67        (0.42)        1.02        (4.35)
                                          ---------------------------------------------------------------
LESS DISTRIBUTIONS:
  From net investment income                   (0.06)           --           --           --           --
                                          ---------------------------------------------------------------
Total distributions                            (0.06)           --           --           --           --
                                          ---------------------------------------------------------------
Redemption Fee Proceeds                           --(1)       0.04         0.04           --           --
                                          ---------------------------------------------------------------
Net asset value, end of year              $    10.40    $     9.51   $     5.80   $     6.18   $     5.16
                                          ===============================================================
Total return                                   10.01%        63.97%       (6.15)%      19.77%      (45.74)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)        $     30.6    $     36.2   $     16.5   $     17.1   $     14.2
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived                            2.04%         2.16%        2.62%        3.08%        2.67%
  After fees waived                             1.98%         1.95%        1.98%        1.98%        1.98%
RATIO OF NET INVESTMENT INCOME (LOSS)
  TO AVERAGE NET ASSETS:
  Before fees waived                            0.51%         0.75%       (1.26)%      (0.89)%      (0.71)%
  After fees waived                             0.57%         0.96%       (0.62)%       0.21%       (0.02)%
Portfolio turnover rate                        32.41%       114.90%      188.96%       43.91%       61.77%

(1)  AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

                 See accompanying Notes to Financial Statements.

                                                                YEAR ENDED DECEMBER 31,
                                          ---------------------------------------------------------------
CHINA & HONG KONG FUND                       2004          2003         2002         2001         2000
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year        $    16.81    $   10.17    $    11.67   $    15.75   $    17.65
                                          ---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                         0.25         0.20          0.13         0.09         0.05
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                        1.78         6.44         (1.66)       (3.79)       (1.28)
                                          ---------------------------------------------------------------
Total from investment operations                2.03         6.64         (1.53)       (3.70)       (1.23)
                                          ---------------------------------------------------------------
LESS DISTRIBUTIONS:
  From net investment income                   (0.27)          --            --        (0.38)       (0.67)
                                          ---------------------------------------------------------------
Total distributions                            (0.27)          --            --        (0.38)       (0.67)
                                          ---------------------------------------------------------------
Redemption Fee Proceeds                           --(1)        --(1)       0.03           --           --
                                          ---------------------------------------------------------------
Net asset value, end of year              $    18.57    $   16.81    $    10.17   $    11.67   $    15.75
                                          ===============================================================
Total return                                   12.16%       65.29%       (12.85)%     (23.45)%      (6.97)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)        $    112.3    $   116.5    $     56.9   $     76.8   $    118.5
RATIO OF EXPENSES TO
  AVERAGE NET ASSETS                            1.67%        1.81%         2.02%        1.85%        1.76%
RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS                         1.26%        2.01%         1.08%        0.56%        0.13%
Portfolio turnover rate                        15.37%       28.57%        60.95%       31.54%       38.83%

(1)  AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

                 See accompanying Notes to Financial Statements.

                                                                YEAR ENDED DECEMBER 31,
                                          ---------------------------------------------------------------
GLOBAL INNOVATORS FUND                       2004          2003         2002         2001         2000
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year        $    12.21    $    8.98    $    13.04   $    18.38   $    23.52
                                          ---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                          (0.02)       (0.08)        (0.08)       (0.14)       (0.19)
  Net realized and unrealized
    gain (loss) on investments                  1.35         3.31         (3.98)       (5.20)       (3.45)
                                          ---------------------------------------------------------------
Total from investment operations                1.33         3.23         (4.06)       (5.34)       (3.64)
                                          ---------------------------------------------------------------
LESS DISTRIBUTIONS:
  From net realized gains                         --           --            --           --        (1.50)
                                          ---------------------------------------------------------------
Total distributions                               --           --            --           --        (1.50)
                                          ---------------------------------------------------------------
Redemption Fee Proceeds                           --(1)        --(1)         --(1)        --           --
                                          ---------------------------------------------------------------
Net asset value, end of year              $    13.54    $   12.21    $     8.98   $    13.04   $    18.38
                                          ===============================================================
Total return                                   10.89%       35.97%       (31.13)%     (29.05)%     (16.78)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)        $     42.1    $    49.8    $     45.9   $     79.3   $    153.0
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived                            1.68%        1.76%         2.03%        1.46%        1.23%
  After fees waived                             1.68%        1.56%         1.35%        1.35%        1.24%
RATIO OF NET INVESTMENT LOSS TO
  AVERAGE NET ASSETS:
  Before fees waived                           (0.17)%      (0.90)%       (1.34)%      (0.89)%      (0.79)%
  After fees waived                            (0.17)%      (0.70)%       (0.66)%      (0.78)%      (0.80)%
Portfolio turnover rate                        50.57%        0.00%        54.15%       50.03%       27.41%

(1)  AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

                 See accompanying Notes to Financial Statements.

                                                       JUNE 30, 2004(1)
                                                           THROUGH
GLOBAL ENERGY FUND                                    DECEMBER 31, 2004
-----------------------------------------------------------------------
Net asset value, beginning of period                      $    12.50
                                                          ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                           --(2)
  Net realized and unrealized gain on
    investments and foreign currency                            2.70
                                                          ----------
Total from investment operations                                2.70
                                                          ----------
Redemption Fee Proceeds                                         0.05
                                                          ----------
Net asset value, end of period                            $    15.25
                                                          ==========
Total return                                                   22.00%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)                      $      1.6
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived                                           17.36%(4)
  After fees waived                                             1.45%(4)
RATIO OF NET INVESTMENT LOSS
  TO AVERAGE NET ASSETS:
  Before fees waived                                          (15.84)%(4)
  After fees waived                                             0.07%(4)
Portfolio turnover rate                                         9.96%(3)

(1)  COMMENCEMENT OF OPERATIONS.
(2)  AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.
(3)  NOT ANNUALIZED.
(4)  ANNUALIZED.

                 See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1

ORGANIZATION

Guinness Atkinson Funds (the "Trust"), formerly the Investec Funds, was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Currently, the Trust offers four separate series all of whose long-term objective is capital appreciation: Guinness Atkinson Asia Focus Fund (the "Asia Focus Fund"), formerly Investec Asia Focus Fund, Guinness Atkinson China & Hong Kong Fund (the "China & Hong Kong Fund"), formerly Investec China & Hong Kong Fund, and Guinness Atkinson Global Innovators Fund (the "Global Innovators Fund"), formerly Investec Wired(R) Index Fund, and Guinness Atkinson Global Energy Fund ("the Global Energy Fund"). The first four of which (each a "Fund" and collectively, the "Funds") are covered by this report. The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, the Global Innovators Fund began operations on December 15, 1998, and the Global Energy Fund began operations on June 30, 2004.

NOTE 2

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. SECURITY VALUATION. Investments in securities traded on a principal exchange (U.S. or foreign) or Nasdaq are valued at the official closing price on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by, or under procedures established by, the Board of Trustees. Due to the inherent uncertainty of valuation, those estimated values of not readily marketable securities may differ significantly from the values that would have been used had a ready market for the securities existed. The differences could be material. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

   Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

   Foreign dividend income is translated using the exchange rate in existence on the date the income is accrued. Exchange gains and losses related to the translation of interest income are included in dividend income on the accompanying Statement of Operations.

B. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. Counterparties to these contracts are major U.S. financial institutions.

C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

D. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

E. CONCENTRATION OF RISK. Asia Focus Fund invests substantially all of its assets in the Asian continent. The China & Hong Kong Fund invests substantially all of its assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The consequences of political, social, or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

F. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

G. RECLASSIFICATION OF CAPITAL ACCOUNTS. Accounting principals generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2004, each Fund recorded the following reclassifications to the accounts listed below:

                                                        INCREASE (DECREASE)
                                    -----------------------------------------------------------
                                                          ACCUMULATED NET       ACCUMULATED NET
                                                            INVESTMENT             REALIZED
                                    PAID-IN-CAPITAL         GAIN / LOSS           GAIN / LOSS
-----------------------------------------------------------------------------------------------
  Asia Focus                             399,169               (13,254)             (385,915)
  China & Hong Kong Fund              (2,658,714)            2,618,813                39,901
  Global Innovators Fund               1,252,409                76,669            (1,329,078)
  Global Energy Fund                          --                  (257)                  257

NOTE 3

COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, LLC (the "Advisor") on April 26, 2003, which provided the Funds with investment management services under an investment advisory agreement. Prior to April 26, 2003, Investec Asset Management U.S. Limited ("Investec") served as the Trust's investment advisor. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

  Asia Focus Fund                 1.00%
  China & Hong Kong Fund          1.00%
  Global Innovators Fund          0.90% on the first $100 million
                                  0.75% on the next $100 to $500 million and
                                  0.60% on assets over $500 million
  Global Energy Fund              0.90%

The Funds are responsible for their own operating expenses. Effective April 26, 2003, the Advisor has contractually agreed to limit the Funds' total operating expenses by reducing all or a portion of its fees and reimbursing the Funds for expenses so that each Fund's ratio of expenses to average daily net assets will not exceed the following levels:

  Asia Focus Fund                 1.98%
  China & Hong Kong Fund          1.98%
  Global Innovators Fund          1.88%
  Global Energy Fund              1.45%

Prior to April 26, 2003, the operating expense limit for the Global Innovators Fund was 1.35% and there was no operating expense limit for the China & Hong Kong Fund.

Expenses reimbursed by the Advisor are subject to recoupment, but such recoupment by the Advisor will be limited to three years from the year of the reimbursement, and are subject to the Funds' ability to effect such reimbursement and still remain in compliance with applicable expense limitations.

For the year ended December 31, 2004, the Advisor waived fees and absorbed expenses as follows:

  Asia Focus Fund                 $  18,000
  Global Energy Fund              $  60,587

At December 31, 2004, the Advisor may recapture a portion of the following amounts no later than the date as stated below:

  FUNDS:                           DECEMBER 31, 2007
-----------------------------------------------------
  Asia Focus Fund                  $           18,000
  Global Energy Fund               $           60,587

At December 31, 2004, the amounts available for recoupment that has been paid and/or waived by the Advisor on the behalf of the Funds are as follows:

  Asia Focus Fund                 $  18,000
  Global Energy Fund              $  60,587

Under certain circumstances, a redemption fee of 1-2% will be charged to shareholders of the Funds who redeem shares purchased less than 30 or 90 days prior to redemption.

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Funds' administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee from each Fund at the following annual rates with a minimum of $20,000 (excluding the China & Hong Kong Fund):

  FUND                            ASSET BASED FEE
------------------------------------------------------------------------------
  China & Hong Kong Fund          0.25% of average daily net assets subject to
                                  $40,000 annual minimum.
  Asia Focus Fund                 0.25% of average daily net assets
  Global Innovators Fund          0.05% of average daily net assets
  Global Energy Fund              0.05% of average daily net assets

For the year ended December 31, 2004, the following Administration fees were incurred:

  Asia Focus Fund                 $  82,335
  China & Hong Kong Fund            272,169
  Global Innovators Fund             22,048
  Global Energy Fund                  3,405

Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

On August 14, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (Phantom Share Account). This account accumulates the deferred fees earned, and the value of the account is adjusted at the end of each quarter to reflect the value that would have been earned if the account had been invested in designated investments. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in value of the Phantom Share Account.

For the year ended December 31, 2004, the change in the value of the phantom share account included unrealized appreciation (depreciation) were as follows:

  Asia Focus Fund                 $  (1,339)
  China & Hong Kong Fund          $   1,929
  Global Innovators Fund          $   1,445
  Global Energy Fund              $     114

Certain officers of the Funds are also officers and/or Directors of the Advisor and Administrator.

NOTE 4

INVESTMENT TRANSACTIONS

The following table presents purchases and sales of securities during the year ended December 31, 2004, excluding short-term investments, to indicate the volume of transactions in each Fund.

  FUND                               PURCHASES          SALES
------------------------------------------------------------------
  Asia Focus Fund                  $   10,575,786   $   17,481,572
  China & Hong Kong Fund               16,526,243       29,491,067
  Global Innovators Fund               21,887,519       33,637,436
  Global Energy Fund                    1,591,438           90,196

NOTE 5

FORWARD FOREIGN CURRENCY CONTRACTS

In order to hedge their portfolio and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward currency contracts which obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, the Funds may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due are netted against the forward value of the currency to be delivered, and the net amount is shown as a receivable or payable in the financial statements. Open forward contracts at December 31, 2004 were as follows:

                                                                      CURRENCY          DELIVERY      UNREALIZED
  FUNDS                              CURRENCY        AMOUNT          DELIVERABLE          DATE           LOSS
-----------------------------------------------------------------------------------------------------------------
  Asia Focus Fund                      US$        $    145,259        Hong Kong         01/03/05     $        (86)
                                                                  Dollar 1,129,969
  Global Energy Fund                   US$        $     71,822        Canadian          01/04/05     $        (45)
                                                                    Dollar 86,330

NOTE 6

TAX MATTERS

As of December 31, 2004, the tax basis of investments were as follows:

                                                                    CHINA &            GLOBAL             GLOBAL
                                                ASIA FOCUS         HONG KONG         INNOVATORS           ENERGY
                                                  FUND               FUND               FUND               FUND
---------------------------------------------------------------------------------------------------------------------
  Cost of investment for tax purposes        $    21,094,155    $    68,129,778    $    37,128,117    $     1,508,159
  Gross tax unrealized appreciation                9,664,375          45,056,46         66,868,984            133,438
  Gross tax unrealized (depreciation)               (145,480)        (3,732,545)        (2,040,756)            (2,024)
  Net tax unrealized appreciation
  (depreciation) on investment                     9,518,895         41,323,921          4,828,228            131,414
  Net tax appreciation on derivatives
  and foreign-currency denominated
  assets and liabilities                               2,246                 36                 --               (688)
  Net tax unrealized
  appreciation (depreciation)                      9,521,141         41,323,957          4,828,228            130,726
  UNDISTRIBUTED NET
  ORDINARY INCOME                                         --          2,868,660                 --              6,226
  Post October currency losses                            --                 --                 --             (1,112)
  Deferred compensation                                   --            (20,632)                --                 --
  Total distributable earnings                     9,521,141         44,171,985          4,828,228            135,840
  Capital loss carryforward                      (86,708,994)       (45,570,680)       (49,363,781)                --
  Post October capital losses                             --                 --                 --                 --
  Total accumulated
  earnings (losses)                          $   (77,187,853)   $    (1,357,431)   $   (44,535,553)   $       135,840

As of December 31, 2004, the following funds have capital loss carryforwards available to offset future realized capital gains:

CAPITAL LOSSES EXPIRING IN:

                                                   CHINA &            GLOBAL
                              ASIA FOCUS          HONG KONG         INNOVATORS           GLOBAL
                                FUND                FUND               FUND              ENERGY
---------------------------------------------------------------------------------------------------
                     2005   $   (12,822,714)   $            --    $            --    $            --
                     2006       (62,854,581)       (31,801,345)                --                 --
                     2007        (7,599,516)                --                 --                 --
                     2008                --                 --         (1,603,620)                --
                     2009        (2,794,130)                --        (17,621,884)                --
                     2010          (638,053)        (3,556,242)       (19,915,748)                --
                     2011                --        (10,213,093)        (8,376,172)                --
                     2012                --                 --         (1,846,357)                --
                    Total       (86,708,994)       (45,570,680)       (49,363,781)                --

For the China & Hong Kong Fund ($3,332,384) of the ($10,213,093) capital loss carryforward expiring in 2011 was acquired in the reorganization with the Mainland China Fund.

The tax composition of dividends for the year ended December 31, 2004 were as follows:

                                        2004
                             --------------------------
                               ORDINARY     LONG-TERM
                                INCOME     CAPITAL GAIN
-------------------------------------------------------
  Asia Focus Fund            $    172,805            --
  China & Hong Kong Fund     $  1,625,722            --

NOTE 7

FUND REORGANIZATION

On April 25, 2003, China & Hong Kong Fund (the "Acquiring Fund") acquired the assets and assumed the liabilities of Mainland China Fund (the "Acquired Fund") in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of Changes in Net

Assets. Net assets and unrealized depreciation as of the reorganization date were as follow:

                                                        TOTAL NET ASSETS OF
  TOTAL NET ASSETS OF        TOTAL NET ASSETS OF        ACQUIRING FUND AFTER          ACQUIRED FUND
     ACQUIRED FUND              ACQUIRING FUND              ACQUISITION          UNREALIZED DEPRECIATION
---------------------------------------------------------------------------------------------------------
    $   9,296,766               $   53,077,636             $   62,374,402              $   287,235

ADDITIONAL INFORMATION

PROXY VOTING PROCEDURES (UNAUDITED)

The Advisor of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, free of charge, by calling "toll-free" 1-800-915-6565. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORDS (UNAUDITED)

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available, without charge, by calling toll-free, 1-800-915-6565. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q DISCLOSURE (UNAUDITED)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-915-6565.

TAX NOTICE (UNAUDITED)

The percentage of dividend income distributed for the year ended December 31, 2004, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 100% for the Asia Focus Fund and 64.22% for the China & Hong Kong Fund. For the year ended December 31, 2004, Guinness Atkinson Asia Focus Fund paid foreign taxes of $108,262 which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of and Board of Trustees
Guinness Atkinson Funds
Glendora, California

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Asia Focus Fund, China & Hong Kong Fund, Global Innovators Fund and Global Energy Fund, each a series of shares of the Guinness Atkinson Funds, as of December 31, 2004, the related statements of operations for the year then ended (with respect to the Global Energy Fund for the period June 30, 2004 to December 31, 2004), the statements of changes in net assets and the financial highlights for each of the two years in the period then ended (with respect to the Global Energy Fund for the period June 30, 2004 to December 31, 2004). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three years in the period then ended December 31, 2002 were audited by other auditors whose report dated February 21, 2003 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the above mentioned Funds as of December 31, 2004, the results of their operations for the year then ended (with respect to the Global Energy Fund for the period June 30, 2004 to December 31, 2004), the changes in their net assets and the financial highlights for each of the two years in the period then ended (with respect to the Global Energy Fund for the period June 30, 2004 to December 31,
2004), in conformity with accounting principles generally accepted in the United States of America.

/s/ Tait, Weller & Baker
Philadelphia, Pennsylvania
February 11, 2005

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                                                     PRINCIPAL            IN FUND
                            POSITION(S)                             OCCUPATION(S)         COMPLEX                 OTHER
    NAME, ADDRESS,          HELD WITH            DATE                DURING THE          OVERSEEN              DIRECTORSHIPS
       AND AGE                TRUSTS           ELECTED+             PAST 5 YEARS        BY TRUSTEE            HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Timothy W.N.               Trustee         August 1998         Chairman of Guinness     4 Guinness          Investec Global
Guinness                                                       Asset Management Ltd.,   Atkinson            Strategy Fund Limited,
19 Lord North                                                  investment adviser in    Funds               Investec International
Street London,                                                 London, since 2003.                          Accumulation Fund
SWIP 3LD U.K.                                                  Chairman/CIO of                              Limited, Investec
(58)                                                           Guinness Atkinson,                           Select Funds Plc,
                                                               since November 2002.                         Investec High Income
                                                               Joint Chairman of                            Trust Plc, SR Europe
                                                               Investec Asset                               Investment Trust Plc.
                                                               Management Ltd.                              Atlantis Japan Growth
                                                               September 1998 to                            Fund Ltd., New
                                                               March 2003.                                  Boathouse Capital Ltd.
                                                                                                            Guinness Asset
                                                                                                            Management Ltd.

James I. Fordwood*         Trustee         April 1994          CFO and Managing         4 Guinness          J.L. Energy, Inc.,
21550 Oxnard                                                   Member of Prima          Atkinson            Intoil, Inc., Fior
Street, Suite 750                                              Marketing LLC (network   Funds               D'Italia.
Woodland Hills,                                                of convenience stores)
CA
91367
(58)

Dr. Gunter Dufey*          Trustee         April 1994          Pacific International    4 Guinness          Independent director,
21550 Oxnard                                                   Business Associates, a   Atkinson            four subsidiaries of
Street, Suite 750                                              consulting firm in       Funds               GMAC in the United
Woodland Hills,                                                Singapore since 2002.                        States and Canada.
CA                                                             Professor (em.) of MBS
91367                                                          at The University of
(65)                                                           Michigan, where he
                                                               served from 1968-2002.

Dr. Bret A. Herscher*      Trustee         April 1994          President of Pacific     4 Guinness          Strawberry Tree Inc.
21550 Oxnard                                                   Consultants, a           Atkinson
Street, Suite 750                                              technical and            Funds
Woodland Hills,                                                technology management
CA                                                             consulting company
91367                                                          serving the Electronic
(45)                                                           industry and venture
                                                               capital community that
                                                               he co-founded.

----------
*    Not an "interested person", as that is defined by the 1940 Act.
+ Trustees and officers of the Fund serve until their resignation, removal or retirement.

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                                                     PRINCIPAL            IN FUND
                            POSITION(S)                             OCCUPATION(S)         COMPLEX                 OTHER
    NAME, ADDRESS,          HELD WITH            DATE                DURING THE          OVERSEEN              DIRECTORSHIPS
       AND AGE                TRUSTS           ELECTED+             PAST 5 YEARS        BY TRUSTEE            HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
J. Brooks Reece, Jr.*      Trustee         April 1994          Vice President of        4 Guinness          Adcole Far East Ltd.
21550 Oxnard                                                   Adcole Corp. a           Atkinson
Street, Suite 750                                              manufacturer of          Funds
Woodland Hills, CA                                             precision measuring
91367                                                          machines and sun angle
(58)                                                           sensors for space
                                                               satellites.

Jim Atkinson               President       April 2003          Chief Executive          N/A                 N/A
21550 Oxnard                                                   Officer and Director
Street, Suite 750                                              of Guinness Atkinson
Woodland Hills, CA                                             since November 2002.
91367                                                          Principal of ORBIS
(47)                                                           Marketing, a mutual
                                                               fund marketing and
                                                               advertising firm since
                                                               November 2001.
                                                               President of
                                                               MAXfunds.com from
                                                               September 2000 to
                                                               March 2001. Managing
                                                               Director of Guinness
                                                               Flight Global Asset
                                                               Management US
                                                               (1993-2000).

Rita Dam                   Treasurer       November 2004       Vice President, U.S.     N/A                 N/A
2020 E. Financial          and                                 Bancorp Fund Services,
Way, Suite 100             Secretary                           LLC. since July 2001.
Glendora, CA                                                   Vice President of the
91741                                                          Investment Company
(38)                                                           Administration LLC
                                                               (1994-July 2001).

----------
*    Not an "interested person", as that is defined by the 1940 Act.
+ Trustees and officers of the Fund serve until their resignation, removal or retirement.

PRIVACY NOTICE

Guinness Atkinson Funds and Guinness Atkinson Asset Management, LLC may collect non-public information about you from the following sources:

-  Information we receive about you on applications or other forms;
-  Information you give us orally; and
-  Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

GUINNESS ATKINSON FUNDS INFORMATION

BOARD OF TRUSTEES
J. Brooks Reece, Jr., Chairman
Dr. Gunter Dufey
James I. Fordwood
Timothy W.N. Guinness
Dr. Bret A. Herscher

CONTACT GUINNESS ATKINSON FUNDS
P.O. Box 701
Milwaukee, WI 53201-0701
Shareholder Services: 800-915-6566
Literature Request: 800-915-6565
Website: www.gafunds.com
Email: mail@gafunds.com

  GUINNESS ATKINSON FUNDS

  FUND                                 CUSIP        TICKER        FUND#
-----------------------------------------------------------------------
  Asia Focus Fund                   402031 10 8      IASMX        1096
  China & Hong Kong Fund            402031 20 7      ICHKX        1094
  Global Innovators Fund            402031 30 6      IWIRX        1095
  Global Energy Fund                402031 40 5      GAGEX        1098

Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202

This report is intended for shareholders of the Guinness Atkinson Funds and may not be used as literature unless preceded or accompanied by a current prospectus.

GUINNESS ATKINSON FUNDS
C/O U.S. BANCORP FUND SERVICES, LLC
P.O. BOX 701
MILWAUKEE, WI 53201-0701


                                                                     123S0204--P

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A COPY OF THE REGISTRANT'S CODE OF ETHICS IS FILED HEREWITH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Hamish Fordwood is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                                  FYE 12/31/2004        FYE 12/31/2003
      ----------------------------------------------------------------
      Audit Fees                    $  54,000             $  43,500
      Audit-Related Fees                 None                  None
      Tax Fees                      $  10,000             $   7,500
      All Other Fees                     None                  None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (IF MORE THAN 50 PERCENT OF THE ACCOUNTANT'S HOURS WERE SPENT TO AUDIT THE REGISTRANT'S FINANCIAL STATEMENTS FOR THE MOST RECENT FISCAL YEAR, STATE HOW MANY HOURS WERE ATTRIBUTED TO WORK PERFORMED BY PERSONS OTHER THAN THE PRINCIPAL ACCOUNTANT'S FULL-TIME, PERMANENT EMPLOYEES.)

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

   NON-AUDIT RELATED FEES            FYE 12/31/2004     FYE 12/31/2003
   -------------------------------------------------------------------
   Registrant                             None              None
   Registrant's Investment Adviser        None              None

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Registrant has adopted a nominating committee charter. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) ANY CODE OF ETHICS OR AMENDMENT THERETO, THAT IS SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY ITEM 2 REQUIREMENTS THROUGH FILING AN EXHIBIT. Filed herewith.

     (2) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

     (3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS. Not applicable to open-end investment companies.

(b) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant) Guinness Atkinson Funds
                  -------------------------------------------------------

     By (Signature and Title) /s/ James J. Atkinson, Jr.
                             --------------------------------------------
                                    James J. Atkinson, Jr., President

     Date  03/11/05
           --------------------------------------------------------------


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*   /s/ James J. Atkinson, Jr.
                               ------------------------------------------
                                   James J. Atkinson, Jr., President

     Date   03/11/05
            -------------------------------------------------------------

     By (Signature and Title)*   /s/ Rita Dam
                               ------------------------------------------
                                     Rita Dam, Treasurer

     Date  03/09/05
           --------------------------------------------------------------

* PRINT THE NAME AND TITLE OF EACH SIGNING OFFICER UNDER HIS OR HER SIGNATURE.